Registration Nos. 333-00935

811-07533

As filed with the United States Securities and Exchange Commission on April 27, 2009

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No. 20	X
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 21	X

(Check appropriate box or boxes)

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The Lou Holland Trust

(Exact Name of Registrant as Specified in Charter)

One North Wacker Drive, Suite 700, Chicago, IL 60606

(Address of Principal Executive Office)

Registrant's Telephone Number, including Area Code:

(312) 553-4830

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Susan M. Chamberlain

c/o Holland Capital Management LLC

One North Wacker Drive

Suite 700

Chicago, IL 60606

(Name and Address of Agent for Service)

Copies to:

Arthur Don

Seyfarth Shaw LLP

131 South Dearborn Street

Suite 2400

Chicago, IL 60603

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

__	immediately upon filing pursuant to paragraph (b)
_x_	on May 1, 2009 pursuant to paragraph (b)
___	60 days after filing pursuant to paragraph (a)(1)
___	on (date) pursuant to paragraph (a) (1)
___	75 days after filing pursuant to paragraph (a) (2)
___	on (date) pursuant to paragraph (a)(2) of Rule 485

THE LOU HOLLAND TRUST

One North Wacker Drive

Suite 700

Chicago, Illinois 60606

PROSPECTUS FOR THE

LOU HOLLAND GROWTH FUND

Ticker: LHGFX

A “No-Load” Mutual Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2009

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The following overview of the Lou Holland Growth Fund (the “Fund”) is a summary of important information you should know before investing. More detailed information about The Lou Holland Trust (the “Trust”), the Fund’s investment strategies and risks, and Holland Capital Management LLC (the “Investment Adviser”), the Fund’s investment adviser, is included elsewhere in this Prospectus.

INVESTMENT OBJECTIVE	The Fund primarily seeks long-term growth of capital. The receipt of dividend income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES	The Fund seeks to achieve its investment objective by investing primarily in common stocks of mid- to large-capitalization growth companies. In pursuing its investment objective, the Fund maintains a diversified portfolio of equity securities of companies that the Investment Adviser regards as high quality companies based on earnings growing faster than the general market, reasonable valuations, strong financial condition, strong management, and superior industry positions.

The Fund considers mid-capitalization and large-capitalization companies to be those having market capitalizations (number of shares outstanding multiplied by share price) within the range of the companies included in the S&P MidCap 400 Index ($33.4 million to $15.0 billion as of January 30, 2009) or the Russell 1000® Index ($8.5 million to $389.0 billion as of January 30, 2009). The market capitalizations of companies in the Fund’s portfolio and these indices change over time; the Fund will not automatically sell a stock it already owns or cease to purchase a stock just because the market capitalization of the company falls outside this range.

While the Fund invests primarily in U.S. companies, it may invest in companies that are organized in foreign countries that exhibit the growth characteristics mentioned above.

PRINCIPAL INVESTMENT RISKS	All mutual funds are subject to various risks associated with investing. The risks associated with investing in a mutual fund are primarily determined by the types of securities in which it invests and the investment strategies it employs. The ultimate risk to you when you invest in the Fund, or any other mutual fund for that matter, is that you could lose money.

You should know that the market value of the Fund’s investments can be expected to fluctuate over time. Similarly, the amount of income generated by the Fund will fluctuate based on the composition of the Fund’s assets and the

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level of interest and dividends paid on those assets. Since the Fund seeks long-term growth of capital, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

The Fund is subject to the following principal investment risks while pursuing its investment objective:

Market Risk:	The market value of a security may fluctuate, sometimes rapidly and unpredictably. This volatility may cause a security to be worth less than what was paid for it. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

Adviser Risk:	The strategies used by the Fund’s Investment Adviser may fail to produce the intended result. The Investment Adviser’s assessment of companies or the securities which are purchased for the Fund may prove incorrect, resulting in losses or poor relative performance even in rising markets.

Mid-Capitalization Investing Risk:	The Fund invests primarily in stocks of mid-capitalization and large-capitalization companies. The stocks of mid-capitalization companies may entail greater risk and their prices may fluctuate more than those of the securities of larger, more established companies.

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PAST PERFORMANCE OF THE FUND	The bar chart below shows the Fund’s performance for each full calendar year for the past ten years. The table that follows the bar chart shows average annual total return (before and after taxes) for one-, five-, ten- year, and since inception periods ended December 31, 2008. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

This information is intended to give you an indication of the risks of investing in the Fund by showing you changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual total returns compare with that of a broad measure of stock market performance. Please remember that past performance (before and after taxes) is not an indication of how the Fund or the Russell 1000® Growth Index will perform in the future.

Year-By-Year Total Return

Of the periods shown, the Fund’s highest return for a calendar quarter was 15.73% (quarter ended December 31, 2001) and its lowest return for a calendar quarter was -21.57% (quarter ended December 31, 2008).

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AVERAGE ANNUAL TOTAL RETURN
For the periods Ended December 31, 2008	One Year	Five Years	Ten Years	Since Inception#
Lou Holland Growth Fund
Return Before Taxes	-34.83%	-3.70%	-1.88%	4.01%
Return After Taxes on Distributions	-34.85%	-3.92%	-2.27%	3.59%
Return After Taxes on Distributions and Sale of Fund Shares	-29.62%	-3.09%	-1.59%	3.44%
Russell 1000® Growth Index*
(Index reflects no deductions for fees, expenses or taxes)	-38.44%	-3.42%	-4.27%	2.30%

#	The Fund’s inception date is April 29, 1996.

*

Russell 1000® Growth Index - An unmanaged index which measures the performance of a subset of approximately 643 of those Russell 1000® companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted earnings growth rates.

After-tax returns are calculated using the historical highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

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FEE TABLE AND EXPENSE EXAMPLE

FEES AND EXPENSES OF THE FUND	When you purchase shares of a mutual fund, you pay the fees and expenses associated with its operation. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Sales Load Imposed on Purchases	None
Sales Load Imposed on Reinvested Dividends	None
Deferred Sales Load Imposed on Redemptions	None
Redemption Fee	None	#

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Investment Management Fee	0.85%	*
Distribution (12b-1) Fees	None
Other Expenses	0.86%
Gross Total Operating Expenses	1.71%
Less Fee Waiver & Expense Reimbursement**	0.36%
Net Total Operating Expenses	1.35%

#	Shareholders will be charged a fee by the Transfer Agent, U.S. Bancorp Fund Services, LLC for outgoing wire transfers, returned checks and stop payment orders.

*	The Investment Management Fee declines at specified breakpoints as the Fund’s assets increase.

**	The Investment Adviser has contractually agreed to waive its fees and reimburse other expenses of the Fund, through the current fiscal year, to the extent that the Fund’s “Total Operating Expenses” (exclusive of interest, taxes, brokerage commissions, and other costs incurred in connection with the purchase or sale of portfolio securities, and other extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. As a result of the agreement, the Fund actually paid 1.35% in Total Operating Expenses during its fiscal year ended December 31, 2008, and not 1.71%. There can be no assurance that the Investment Adviser will continue to waive its fees and reimburse expenses after December 31, 2009.

EXAMPLE OF EXPENSES YOU WOULD PAY AS A SHAREHOLDER OF THE FUND

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example also assumes that the fee waiver and expense reimbursements described above are in effect during the periods shown. Since the Fund imposes no charges when you redeem your shares, the expenses you would pay are the same whether you redeem your shares or continue to hold them at the end of the time periods shown.

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Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:#

1 year	3 years	5 years	10 years
$137	$428	$739	$1,624

#	As described above, the Investment Adviser has contractually agreed to waive its fees and reimburse other expenses of the Fund, through the current fiscal year, to the extent that the Fund’s “Total Operating Expenses” exceed 1.35%. The Example in the table above reflects the Fund’s Operating Expenses after the application of the Investment Adviser’s contractual obligation to limit expenses. There is no guarantee that this contractual limitation of Total Operating Expenses will remain in effect for the periods shown. If the contractual limitation were not in place for the periods covered by the Example above, the amounts in the Example would be as follows:

1 year	3 years	5 years	10 years
$174	$539	$928	$2,019

YOU SHOULD NOT CONSIDER THESE EXAMPLES TO BE A REPRESENTATION OF PAST OR FUTURE FEES OR EXPENSES FOR THE FUND. ACTUAL FEES AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance, but is included merely for illustrative purposes only.

The Fund is a “no load” mutual fund. You pay no sales charges or 12b-1 distribution or service fees when you purchase shares of the Fund. Therefore, all of the money you invest will immediately go to work for you.

As with any mutual fund, there is no assurance that the Fund will achieve its investment objective. You should know that the Fund’s share price will fluctuate and, when you redeem your shares, they could be worth more or less than what you paid for them. Thus, like investing in any other mutual fund, you could lose money.

MORE INFORMATION ABOUT THE INVESTMENT STRATEGIES, RISKS AND PRACTICES OF THE FUND

Common Stocks. The Fund invests primarily in common stocks. Common stocks may entitle the holder to share in the company’s dividends, if any. Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. For example, the value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s price may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. The prices of common stocks tend to fluctuate more

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over time than the prices of preferred stocks or fixed income securities. Investments in common stocks and other equity securities offer greater potential for capital growth and appreciation than investments in other types of securities, but also entail greater risk of loss.

Equity Securities. The Fund may also invest in equity securities other than common stocks. Other types of equity securities the Fund may acquire include preferred stocks, securities that are convertible into common stocks and readily marketable securities, such as rights and warrants, which derive their value from common stock. As a general matter, these other types of securities are subject to many of the same risks as common stocks.

Foreign Securities. The Fund may invest in common stocks or other securities of foreign companies. These investments will be made primarily through the purchase of American Depositary Receipts (“ADRs”) and U.S. dollar-denominated securities of foreign companies listed on a U.S. securities exchange, although the Fund also may make direct market purchases of such foreign securities. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign company deposited in a domestic bank or foreign branch of a U.S. bank and are traded on a U.S. exchange or in an over-the-counter market.

Foreign investing, whether directly or through ADRs, involves risks not typically associated with U.S. investments including increased volatility due to adverse political, regulatory and economic factors. Currency and exchange rates may have a negative effect on valuation. Foreign markets are often less liquid and lack current publicly available information due to different reporting standards. There may be tax and accounting issues as well as settlement difficulties. Owning foreign securities may cause the Fund’s share price to fluctuate more than if it held only domestic securities.

Foreign Currencies. In connection with its investments in securities of foreign companies, the Fund may from time to time hold various foreign currencies pending investment in foreign securities or conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in currency exchange rates.

Options and Futures Contracts. Options and futures contracts are types of derivative instruments. They “derive” their value from an underlying security, index or other financial instrument. The use of options and futures permits the Fund to increase or decrease the level of risk associated with its investments or to change the character of that risk. Options and futures contracts trading is a highly specialized activity that entails greater than ordinary investment risks.

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The Fund may write covered call options, buy put options, buy call options and write put options on particular securities or various indices. The Fund also may invest in futures contracts and options on futures contracts. The Fund may make these investments for the purpose of protecting its assets (this is known as “hedging”) or to generate income.

The risks related to the use of options and futures contracts include:  (i) the correlation between movements in the market price of the Fund’s investments (held or intended for purchase) being hedged and movements in the price of the futures contract or option may be imperfect, (ii) possible lack of a liquid secondary market for closing out options or futures positions, (iii) the need for additional portfolio management skills and techniques, and (iv) losses due to unanticipated market movements.

Temporary Defensive Strategies. The Fund may depart from its principal investment strategies in response to adverse market, economic, political, or other conditions. During these periods, the Fund may engage in a temporary, defensive strategy that permits it to invest up to 100% of its assets in high-grade domestic and foreign money market instruments. During periods in which the Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective of capital growth.

PORTFOLIO HOLDINGS DISCLOSURE	The Fund provides monthly performance seven (7) business days following month end and a list of its top ten holdings fifteen (15) days after calendar quarter end on its website at www.hollandcap.com/lhgf_perf.html. A full list of its holdings is available in the Fund’s semi-annual report within seventy (70) days after the end of the second quarter and in the Fund’s annual report within seventy (70) days after the end of the fourth quarter. Both reports are available at www.hollandcap.com/lhgf_perf.html. In addition, the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters are available in the Fund’s filings on Form N-Q which is posted on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

SHARE PRICE	You pay no sales charge to invest in the Fund. When you buy or redeem shares, your share price is the Fund’s net asset value per share next determined after we receive your purchase or redemption order.

The Fund’s net asset value per share is calculated by adding the value of all securities, cash and other assets of the Fund, subtracting the Fund’s liabilities (including accrued expenses and dividends payable), and dividing the result by the total number of outstanding Fund shares.

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We determine the Fund’s net asset value each day that the New York Stock Exchange (“NYSE”) is open for regular trading, as of the close of trading on that exchange (normally, 4:00 p.m. Eastern time). Net asset value will not be calculated and, therefore, shares will not be priced, on days when the NYSE is closed.

The Fund’s investments generally are valued based on current market value, or if market quotations are not readily available, at fair value as determined in good faith in accordance with policies and procedures adopted by the Fund’s Board of Trustees. For example, a portfolio security may be valued based on fair value if the principal market in which the security is traded closes early or if trading in the security is halted before the Fund calculates its net asset value. A security’s fair value may differ significantly from the security’s next opening market price. In addition, the use of fair value pricing may cause the Fund’s per share net asset value to differ significantly from the net asset value that would have been calculated using last reported prices.

Securities traded in foreign markets usually are valued on the basis of the most recent closing market prices at 4:00 p.m. Eastern time. Most foreign markets close at least several hours before that time, and foreign markets sometimes are closed for holidays or other reasons on days on which the NYSE is open. Normally, developments that could affect the values of foreign securities held by the Fund that occur between the close of trading on the foreign market and 4:00 p.m. Eastern time will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will, in its judgment, clearly and materially affect the Fund’s net asset value, the Fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4:00 p.m. Eastern time. Because the Fund may hold securities that primarily are listed on foreign securities exchanges where trading may occur on weekends or other days when the Fund does not price its shares, the prices of those foreign securities, and the net asset value of the Fund’s shares, may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

POLICY REGARDING EXCESSIVE SHORT-TERM TRADING Frequent Purchases and Redemptions of Fund Shares	The Fund is intended to be an investment vehicle for long-term investors. It is not designed for investors that engage in excessive short-term trading activity that may be harmful to the Fund. Excessive short-term trading could interfere with the efficient management of the Fund’s portfolio or result in increased brokerage and administrative costs, both of which could adversely affect the Fund’s performance. In addition, to the extent that the Fund invests directly in overseas markets, excessive short-term trading could also result in dilution of the value of Fund shares held by long-term investors under certain circumstances.

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The Trust’s Board of Trustees has adopted policies and procedures with respect to excessive short-term trading. These policies and procedures are intended to apply to all investors, without exception. The Fund discourages excessive short-term trading in Fund shares and does not intend to accommodate such trading activity by investors. The Fund considers excessive short-term trading to be any pattern of frequent purchases and redemptions of Fund shares by an investor or group of investors, acting in concert, that could interfere with the efficient management of the Fund’s portfolio or result in increased brokerage and administrative costs. If the Investment Adviser believes, in its sole judgment, that an investor has or may have engaged in excessive short-term trading, the Investment Adviser will ask the investor to stop such activities or cease to permit new purchases. In addition, the Fund reserves the right to reject a purchase order for any reason if the Investment Adviser, in its sole judgment, believes that it is necessary or desirable to deter excessive short-term trading activity. In doing so, the Investment Adviser may take into account, without limitation, such considerations as the investor’s trading history in the Fund and accounts under common ownership, influence or control.

The Fund expects that at any time a substantial portion of its outstanding shares will be held by investors through omnibus accounts or similar arrangements with intermediaries, such as investment advisers, broker-dealers, transfer agents, third party administrators (including pension and retirement plan administrators) and insurance companies. The Fund does not maintain individual shareholder accounts for investors who hold Fund shares through such arrangements; rather, the Fund generally maintains a single shareholder account for each such arrangement representing the aggregate trading activity of the underlying investors. Under rules adopted by the SEC, the Fund generally is required to enter into shareholder information agreements with certain intermediaries that hold Fund shares on behalf of other investors in omnibus accounts or similar arrangements. Under these agreements, the intermediary must provide the Fund, promptly upon request, information about the identity and trading activity of underlying investors and execute any instructions from the Fund to restrict or prohibit further purchases of Fund shares by such investors who have been identified by the Fund as having violated the Fund’s policy regarding excessive short-term trading.

When an intermediary establishes an account with the Fund, the Fund cannot always monitor the trading activity of the underlying investors. However, the Investment Adviser will review the trading activity in the intermediary’s account, and if the Investment Adviser detects suspicious activity, the Investment Adviser will seek to investigate and take appropriate action. If the Investment Adviser, in its sole judgment, believes that it is necessary or desirable to deter excessive short-term trading activity, the Fund may prohibit the

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intermediary or individual underlying investors from purchasing additional shares in the Fund. Investors that hold Fund shares through intermediaries also may be subject to the short-term trading policies and procedures of their respective intermediaries.

The Fund periodically reviews the adequacy of its procedures on excessive short-term trading and the effectiveness of their implementation, and reserves the right to amend them at any time.

HOW TO PURCHASE SHARES	The following chart shows you the minimum amounts you will need to open or add to certain types of accounts:

Type of Account	Initial Minimum*	Additional Minimum Purchase*
Regular Accounts	$1,000	$50
Retirement Accounts	$250	$50
Automatic Investment Plan (“AIP”)	$250	$50

*	This minimum amount may, in certain cases, be waived or reduced by the Fund. The Fund reserves the right to change the amount of these minimums from time to time.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Opening An Account. Shareholders may make an initial purchase of shares of the Fund by mail or by wire. Shares of the Fund may be purchased on any day the Trust is open for business. To make an initial purchase of shares of the Fund, a completed and signed Application in good order, as described below, must first be received.

A COMPLETED AND SIGNED PURCHASE APPLICATION FORM (“APPLICATION”) IS REQUIRED FOR EACH NEW ACCOUNT OPENED WITH THE FUND REGARDLESS OF HOW THE INITIAL PURCHASE OF SHARES IS MADE.

In compliance with the USA Patriot Act of 2001, please note that the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-800-295-9779 if you need additional assistance when completing your Application.

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If we do not have sufficient information to have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within five (5) business days if clarifying information or documentation is not received.

By Mail. Shares of the Fund may be purchased by mailing the completed Application, with a check made payable to The Lou Holland Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. Correspondence sent by overnight delivery services should be sent to The Lou Holland Trust, c/o U.S. Bancorp Fund Services, LLC, 3rd Floor, 615 East Michigan Street, Milwaukee, WI 53202-5207.1

By Wire. To purchase by wire, the Transfer Agent must have a completed Application before your wire is sent. A purchase order will not be accepted until a completed Application is received and any requested documentation is in proper form. Call the Transfer Agent at 1-800-295-9779 between 9:00 a.m. and 6:00 p.m. Eastern time on any day the NYSE is open for business to advise of your intent to wire. This will ensure proper credit. Instruct your bank to wire funds to the Transfer Agent at the following:

U.S. Bank, N.A. 777 E. Wisconsin Ave. ABA 075000022

Credit:	U.S. Bancorp Fund Services, LLC Account 112-952-137

Further Credit:	Lou Holland Growth Fund Shareholder Name and Account Number

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments. If you are making a subsequent purchase, your bank should wire funds as indicated above. It is essential that your bank include complete information about your account in all wire instructions. Prior to sending your wire, please call the Transfer Agent at 1-800-295-9779 to advise them of your intent. This will ensure prompt and accurate credit.

[1]

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

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Share Price. Shares in the Fund will be priced at the net asset value per share of the Fund next determined after a purchase order has been received by the Transfer Agent, in good order, as described below.

Conditions of Purchase. The Trust reserves the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. Purchases are not binding on the Trust or considered received until such purchase orders are received by the Transfer Agent in good order. Good order requires that purchases must be made in U.S. dollars and, to avoid fees and delays, all checks must be drawn on a bank located within the United States. The Trust will not accept payment in cash or money orders. The Trust also does not accept cashier’s checks in amounts less than $10,000. To prevent check fraud, the Trust will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Trust is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment. All checks should be made payable to The Lou Holland Trust. As a condition of this offering, if a purchase is cancelled due to nonpayment or because a check does not clear, the purchaser will be responsible for any loss the Trust incurs. The Transfer Agent will charge a returned item fee against a shareholder’s account if any payment check is returned to the Transfer Agent.

Shares may be purchased by rendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock and debt instruments, provided the acquisition of such securities is consistent with the Fund’s investment objectives and otherwise acceptable to the Investment Adviser. If you wish to purchase shares with marketable securities, please call 1-800-295-9779 to determine whether the particular securities will be accepted as payment by the Trust and the manner by which they would be transferred to the Trust.

SHAREHOLDER SERVICES	Shareholder Inquiries and Services Offered. If there are any questions about the following services, please call the Trust at 1-800-295-9779 or write the Trust, c/o U.S Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. The Trust reserves the right to amend the shareholder services described below or to change their terms or conditions upon sixty (60) days’ notice to shareholders.

Shareholder Statements and Reports. Each time a shareholder buys or sells shares or reinvests a dividend or distribution in the Fund, the shareholder will receive a statement confirming such transaction and listing the current share balance with the Fund. The Trust also will send shareholders annual and semi-annual reports, as well as year-end tax information about their accounts with the Fund.

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Telephone Privileges. For convenience, the Trust provides telephone privileges that allow telephone authorization to (i) purchase shares in the Fund, and (ii) redeem shares in the Fund. Initial purchases of shares may not be made by telephone. To utilize these telephone privileges, check the appropriate boxes on the Application and supply the Trust with the information required. Procedures have been established by the Trust and the Transfer Agent that are considered to be reasonable and are designed to confirm personal identification information prior to acting on telephone instructions, including tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If the Trust does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses arising out of any action on its part or any failure or omission to act as a result of its own negligence, lack of good faith, or willful misconduct. In light of the procedures established, the Trust will not be liable for following telephone instructions that it or the Transfer Agent believes to be genuine. Once a telephone transaction has been placed, it cannot be cancelled or modified. During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times, shareholders should consider placing orders by mail.

Telephone Privileges are not available with respect to shares for which certificates have been issued or with respect to redemptions for accounts requiring supporting legal documents.

Telephone Investment Privilege. After an account with the Trust has been opened, additional investments in the amount of $50 or more may be made by telephoning the Trust at 1-800-295-9779 between 9:00 a.m. and 4:00 p.m. Eastern time on any day the Trust is open. Telephone investment requests made after 4:00 p.m. Eastern time will be processed as of close of business on the next business day. In accordance with a shareholder’s instructions, the Trust will electronically transfer monies from a shareholder’s bank account designated on the Application to the shareholder’s account with the Trust. The designated bank must be a member of the Automated Clearing House (“ACH”) network and able to make electronic transfers in order for a shareholder to use this privilege. Shares will be purchased at the net asset value determined on the day the order is placed, provided the call is received prior to 4:00 p.m. Eastern time. There is no charge to a shareholder by the Trust, the Fund, or the Transfer Agent for this service; however, your bank may impose a fee for such electronic transfers.

Telephone Redemption Privilege. The Telephone Redemption Privilege permits a shareholder to authorize the redemption of any amount from his or her account with the Trust by telephoning the Trust at 1-800-295-9779 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on any day the Trust is open. In accordance

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with the shareholder’s instructions, the Trust will redeem shares of the Fund at the net asset value next determined after the telephone redemption request is received. Telephone redemption requests made after 4:00 p.m. Eastern time will be processed as of the close of business on the next business day. Redemption proceeds will, in accordance with any prior election made by a shareholder, be mailed to the shareholder’s current address, transmitted by wire to the shareholder’s designated bank account or sent by electronic funds transfer to the shareholder’s designated bank account via the ACH network. For proceeds sent by wire, the Transfer Agent will charge a $15 fee and your bank may charge a fee for receiving a wire transfer. An electronic funds transfer via the ACH network will be completed at no charge to you by the Trust, the Fund, or the Transfer Agent; however, your bank may impose a fee for such electronic transfers. Credit usually is available to you within two (2) to three (3) business days. In order to use this privilege, the designated bank must be a member of the ACH network. Telephone redemption requests will not be processed if the shareholder has changed his or her address within the preceding fifteen (15) days. IRA accounts may not be redeemed via telephone.

The Telephone Redemption Privilege may be elected when you open your account. After an account has been opened, a written request must be sent to the Transfer Agent in order to arrange for telephone redemptions or to make changes in the bank or account receiving the proceeds. The request must be signed by each shareholder of an account and may require the signature guaranteed.

Automatic Investment Plan (“AIP”). The Trust offers an AIP whereby a shareholder may purchase shares on a regular scheduled basis ($50 minimum per transaction up to four times per month). Under the AIP, the shareholder’s designated bank account is debited a preauthorized amount which is applied to purchase shares. The financial institution must be a member of the ACH network. There is no charge by the Trust, the Fund, or the Transfer Agent for this service; however, your bank may charge a fee. The Transfer Agent will charge a fee against your account for any AIP transaction that is returned by your bank. Any changes to or termination of the plan should be submitted to the Transfer Agent in writing or by telephone five (5) days prior to the effective date. The program will automatically terminate upon redemption of all shares in the account.

RETIREMENT PLANS

Fund shares are available in connection with a wide variety of tax-qualified retirement and savings plans for individuals, corporate employers and governmental and not-for-profit institutions, including IRAs, SEP-IRAs, Roth IRAs and Coverdell (Education) IRAs, 401(k) Plans and 457 Plans. Various initial, annual maintenance and participant fees may apply to these retirement savings

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plans. Applicable forms and information regarding plan administration, all fees, and other plan provisions are available from the Trust or the Transfer Agent.

PURCHASES AND REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES	Fund shares may be available for purchase and redemption through financial intermediaries, such as investment advisers, transfer agents, broker-dealers, third-party administrators (including pension and retirement plan administrators) and insurance companies, which invest in the Fund through omnibus accounts representing the interests of multiple investors. Purchase and redemption orders placed through financial intermediaries will be priced at the net asset value per share of the Fund next determined after the order has been received by the Trust, subject to the Fund’s policy regarding excessive short-term trading. Orders placed through financial intermediaries and received by the Trust, in good order, before the close of trading on the NYSE (normally, 4:00 p.m. Eastern time) on any day that the Trust is open will receive that day’s share price. Some financial intermediaries may require you to place your orders before 4:00 p.m. Eastern time so that they may be sent to and received by the Trust before then. In addition, some intermediaries may charge a fee for their services.

Orders placed for omnibus accounts through financial intermediaries are considered received by the Trust when received by the financial intermediary. Persons who invest in the Fund through financial products (such as variable annuities) offered by, or accounts held with, financial intermediaries may be required to comply with such additional requirements as may be imposed by those intermediaries in connection with their products and services.

PAYMENTS TO FINANCIAL INTERMEDIARIES	The Investment Adviser, at its own expense, may compensate financial intermediaries, such as broker-dealers, retirement plan administrators, and insurance companies that invest in the Fund through omnibus (or similar) accounts representing the interests of multiple investors, for providing administrative or shareholder services or to defray the intermediary’s administrative and service expenses. These payments generally are based on the value of shares of the Fund held by the intermediary for its customers, and may create an incentive for intermediaries and their registered representatives to promote or recommend the sale of shares of the Fund rather than other mutual funds.

You can ask your financial services firm about any payments it receives from the Investment Adviser. Your financial services firm may charge you additional fees for its services, which are not described in this Prospectus. Additional information about payments the Investment Adviser may make to financial intermediaries is available in the Fund’s SAI.

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DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES	The Fund earns ordinary investment income from dividends and interest on its investments. The Fund expects to distribute substantially all of this income, less Fund expenses, to shareholders annually, or at such other times as the Fund may elect.

The Fund also realizes capital gains and losses when it sells securities in its portfolio for more or less than it paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment (not how long you hold your shares in the Fund). Distributions from short-term capital gains that are derived from the sale of assets held one year or less are taxed as ordinary income. Distributions from long-term capital gains that are derived from the sales of assets held for more than one year are taxed at the maximum capital gains rate.

Under federal income tax law amendments enacted in 2003, eligible dividends received by individuals may also be taxed at reduced rates. For this purpose, eligible dividends are dividends received from a domestic corporation or an eligible foreign corporation. These reduced tax rates will also apply to the portion of the distributions paid to you by the Fund that are allocable to eligible dividends received by the Fund.

Dividends and capital gains distributions will be paid to you if you hold shares on the record date of the distribution, regardless of how long you have held your shares. These distributions are paid by the Fund on the basis of the number of shares you own. The Fund’s net asset value will decrease by the per share amount of the distribution on the ex-dividend date. If you buy shares on or shortly before the record date (the date that establishes you as a person to receive the upcoming distribution), you receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out the Fund’s record date before investing.

Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional Fund shares at the share price on the ex-dividend date, unless you choose to have them paid to you directly. If you choose to have distribution checks mailed to you and either the U.S. Postal Service is unable to deliver the check to you or if the check(s) remain outstanding for at least six (6) months, the Fund reserves the right to reinvest the check(s) at the then current net asset value until you notify us with different instructions. Dividends and other distributions, whether received in cash or reinvested in additional Fund

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shares are taxable to you (unless your investment is in an IRA or other tax-advantaged account). Dividends and capital gains distributions declared in October, November or December and paid in January are taxable in the year in which they are declared. In January of each year, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions paid to you. This information also is reported to the Internal Revenue Service (“IRS”) as required by law.

When you redeem shares in the Fund, you may realize a gain or loss for tax purposes. In January of each year, you will be sent Form 1099-B indicating the date and amount of each redemption of shares of the Fund you made during the prior year. This information also is reported to the IRS as required by law.

The Fund is required by federal law to withhold 28% of reportable payments (which may include dividends, capital gains distributions, and share redemption proceeds) paid to shareholders who have not complied with IRS regulations. In order to avoid this backup withholding requirement, you must certify that your Social Security Number or Taxpayer Identification Number is correct and that you are not currently subject to, or are exempt from, backup withholding.

HOW TO REDEEM SHARES

Shareholders have the right to redeem (subject to the restrictions outlined below) all or any part of their shares in the Fund at a price equal to the net asset value of such shares next computed following receipt of the redemption request in proper form by the Trust. Unless a shareholder has selected the Telephone Redemption Privilege and provided the required information, in order to redeem shares in the Fund, a written request in “proper form” (as explained below) must be sent to The Lou Holland Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. Correspondence sent by overnight delivery services should be sent to The Lou Holland Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202-5207. A shareholder cannot redeem shares by telephone unless the shareholder is eligible to use the Telephone Redemption Privilege. In addition, the Trust cannot accept requests that specify a particular date for redemption or which specify any other special conditions.[2]

Proper Form for All Redemption Requests. A redemption request must be in proper form. To be in proper form, a redemption request must include: (i) share certificates, if any (though the back of the certificate contains a line for a signature and signature guarantee, please return the certificates unsigned. The written redemption request should contain the signature guarantee in this instance);

[2]

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services or receipt at U.S. Bancorp Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

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(ii) a “letter of instruction” for written redemption requests. A letter of instruction is a letter specifying the Fund by name, the number of shares to be sold, the name(s) in which the account is registered, and the account number. The letter of instruction must be signed by all registered shareholders for the account using the exact names in which the account is registered; in the case of an IRA account, the letter of instruction must indicate whether or not 10% federal income tax should be withheld from the redemption. Failure to provide a withholding election will result in 10% being withheld; (iii) other supporting legal documents, as may be necessary, for redemption requests by corporations, trusts, and partnerships; and (iv) any signature guarantees that are required as described above in (i), or required by the Trust where the value of the shares being redeemed is $10,000 or greater, or where the redemption proceeds are to be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account or when changing ownership. Signature guarantees are required if the amount being redeemed is $10,000 or more but generally are not required for redemptions made using the Telephone Redemption Privilege. Signature guarantees are also necessary for any redemptions within 15 days of an address change and when establishing or modifying certain services on your account. Telephone redemptions cannot be made in cases where the redemption proceeds are to be sent to a party other than the registered shareholder at the address or predetermined bank account of record. In addition to the situations described above, the Trust and the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to a particular situation.

Signature guarantees, when required, can be obtained from any one of the following institutions:  (i) a bank; (ii) a securities broker or dealer, including a Government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Notaries public are not acceptable guarantors. A redemption request will not be processed and will be held until it is in proper form, as described above.

Receiving a Redemption Payment. Except under certain emergency conditions, a redemption payment will be sent to the shareholder within seven (7) days after receipt of the corresponding telephone or written redemption request, in proper form, by the Transfer Agent. There are no redemption fees imposed on any redemption request.

If a redemption request is with respect to shares purchased by a personal, corporate, or government check within twelve (12) days of the purchase date, the

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redemption payment will be held until the purchase check has cleared (which may take up to twelve (12) days from the purchase date), although the shares redeemed will be priced for redemption upon receipt of the redemption request. The inconvenience of this twelve (12) day check-clearing period can be avoided by purchasing shares with a federal funds wire.

Minimum Account Size. Due to the relatively high cost of maintaining accounts, the Trust reserves the right to redeem shares in any account if, as the result of any redemption, the value of that account drops below $250. A shareholder is allowed at least sixty (60) days, after written notice by the Trust, to make an additional investment to bring the account value up to at least $250 before the redemption is processed.

Redemptions over $250,000. Large sales of portfolio securities to meet redemption requests can adversely affect the Investment Adviser’s ability to implement the Fund’s investment strategy. If during any ninety (90) day period, you redeem more than $250,000 of Fund shares, or your redemption amounts to more than 1% of the Fund’s net assets, the Fund has the right to pay the difference between the redemption amount and lesser of the two previously mentioned figures with securities from the Fund’s portfolio, rather than in cash. This is called “redemption in-kind.” The Fund does not normally expect to redeem in-kind, but reserves the right to do so.

HOW THE TRUST IS MANAGED	Investment Adviser. The Fund is managed by Holland Capital Management LLC, a Delaware limited liability company whose principal place of business is One North Wacker Drive, Suite 700, Chicago, IL 60606. The Investment Adviser has served as the investment adviser of the Fund since the inception of the Fund in 1996. The Investment Adviser also provides investment advisory services to the accounts of private individual and institutional investors. The executives and members of the investment management staff have extensive experience in managing investments.

Subject to the authority of the Board of Trustees, the Investment Adviser supervises and directs the day-to-day investments and operation of the Fund in accordance with the Fund’s investment objective, investment program, policies, and restrictions. The Investment Adviser also supervises the overall administration of the Trust, which includes, among other activities, preparing and filing documents required for compliance of the Trust with applicable laws and regulations, preparing agendas and other supporting documents for the meetings of the Board, maintaining the corporate records and books of the Trust, and serving as the liaison with its independent registered public accountant and any service providers such as the custodian, transfer agent, and administrator.

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The Trust pays the Investment Adviser, on a monthly basis, an investment management fee based on the Fund’s average daily net assets at the following annualized rates: with respect to the Fund, 0.85% of the average daily net assets up to $500 million, 0.75% of the average daily net assets up to the next $500 million, and 0.65% of the average daily net assets in excess of $1 billion. The Investment Adviser has contractually agreed, through the current fiscal year, to waive its investment management fee and reimburse expenses of the Fund so that the Fund’s total annual operating expenses do not exceed more than 1.35%.

A discussion regarding the basis for the Board of Trustees approving the investment advisory contract of the Fund is available in the Fund’s most recent semi-annual report to shareholders for the six-month period ended June 30.

Portfolio Managers. The persons employed by or associated with the Investment Adviser who are primarily responsible for the day-to-day management of the Fund’s portfolio are Monica L. Walker, Carl R. Bhathena and Laura J. Janus (the “Portfolio Managers”). Ms. Walker and Mr. Bhathena have responsibility for the equity investments of the Fund. Ms. Janus has primary responsibility for the debt investments of the Fund. The Portfolio Managers’ business experience for the past five years is as follows: Ms. Walker and Ms. Janus have served as portfolio managers with respect to the Fund since its inception in 1996 and to the Investment Adviser’s institutional and private account clients since 1991. Ms. Walker also serves as President of the Trust. Mr. Bhathena was named Co-Portfolio Manager on May 1, 2009. He has served as Senior Equity Analyst at the Investment Adviser since 1993.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

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FINANCIAL HIGHLIGHTS	The financial highlights table is intended to help you understand the Fund’s financial performance for the past five (5) years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2008, December 31, 2007, and December 31, 2006, has been audited by Deloitte & Touche LLP whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request and on the Fund’s website at www.hollandcap.com/lhgf_perf.html. The information for the years ended December 31, 2004 through 2005 was audited by the Fund’s previous independent registered public accounting firm, KPMG LLP.

	For the Years Ended December 31,
Per Share Data:	2008	2007	2006	2005	2004
(for a share outstanding throughout the year):
Net asset value, beginning of year	$19.81	$18.65	$17.99	$18.23	$16.58

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.04)	(0.04)	0.02	(0.03)	0.05
Net realized and unrealized gain (loss) on investments	(6.86)	1.79	0.92	(0.12)	1.80

Total from investment operations	(6.90)	1.75	0.94	(0.15)	1.85

Less distributions:
Dividends from net investment income	—	(0.01)	(0.01)	—	(0.05)
Distributions from capital gains	(0.01)	(0.58)	(0.27)	(0.09)	(0.15)

Total distributions	(0.01)	(0.59)	(0.28)	(0.09)	(0.20)

Net asset value, end of year	$12.90	$19.81	$18.65	$17.99	$18.23

Total return	(34.83)%	9.40%	5.23%	(0.80)%	11.21%
Supplemental Data and Ratios:
Net assets, end of year	$33,766,141	$55,703,278	$58,993,382	$40,070,057	$42,143,873
Ratio of expenses to average net assets:
Before expense waiver and reimbursement	1.71%	1.41%	1.47%	1.65%	1.88%
After expense waiver and reimbursement	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and reimbursement	(0.61)%	(0.25)%	(0.02)%	(0.47)%	(0.24)%
After expense waiver and reimbursement	(0.25)%	(0.19)%	0.10%	(0.17)%	0.29%
Portfolio turnover rate	34.98%	25.58%	31.64%	30.63%	40.83%

(1)	Calculated using the average shares outstanding method.

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ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUND

Additional information about the Trust and the Fund is available from several sources.

Financial Reports. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year ended December 31, 2008.

Statement of Additional Information (“SAI”). The SAI, dated May 1, 2009, contains detailed information about the Trust and the Fund’s investment policies and procedures. A current SAI is on file with the SEC and is incorporated in this Prospectus by reference, which means that the SAI is legally a part of the Prospectus.

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NOTICE OF PRIVACY POLICY AND PRACTICES (This notice is not part of the Prospectus.)

The Lou Holland Growth Fund recognizes and respects the privacy expectations of our customers.[1] We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Fund.

We collect nonpublic personal information about our customers from the following sources:

•	Account applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account history, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic between a customer and the Fund or service providers to the Fund.

We also may collect identity and transaction information about investors who hold shares in the Fund through omnibus accounts or similar arrangements with financial intermediaries, such as broker-dealers, retirement plan administrators, and insurance companies, so that we can monitor short-term trading in such accounts and enforce the Fund’s policy regarding excessive short-term trading.

We may disclose all of the information described above to certain third parties who are not affiliated with the Fund as permitted by law—for example sharing information with companies which maintain or service customer accounts for the Fund is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts. We may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

We maintain, and require joint marketers and service providers to the Fund to maintain policies and procedures designed to assure only appropriate access to, and use of, information about our customers. When information about Fund customers is disclosed to nonaffiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Fund.

[1]

For purposes of this notice, the terms “customer” or “customers” includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

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NOTICE REGARDING HOUSEHOLDING OF PROSPECTUSES AND SHAREHOLDER REPORTS (This notice is not part of the Prospectus.)	In an effort to decrease costs, the Trust intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy to each of those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. This practice is known as “householding.” Once implemented, if you would like to discontinue householding your accounts, please call toll-free at 1-800-295-9779 to request individual copies of these documents. Once the Trust receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

TRUSTEES AND OFFICERS

Carla S. Carstens, Trustee and

Chair of the Audit Committee

Abe Tomás Hughes, Trustee

JoAnn Sannasardo Lilek, Trustee and

Chair of the Board of Trustees

José L. Santillan, Trustee

Monica L. Walker, President and Trustee

President and Chief Investment Officer-Equity,

Holland Capital Management LLC

Susan M. Chamberlain, Chief Compliance Officer

The Lou Holland Trust and

Holland Capital Management LLC

Laura J. Janus, Secretary and Treasurer

Managing Director and Chief Investment Officer-Fixed Income,

Holland Capital Management LLC

INVESTMENT ADVISER

Holland Capital Management LLC

One North Wacker Drive, Suite 700

Chicago, IL 60606

Telephone (312) 553-4830

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Telephone (800) 295-9779

DISTRIBUTOR

Foreside Distribution Services, L.P.

10 High Street, Suite 302

Boston, MA 02110

CUSTODIAN

U.S. Bank, N.A.

Milwaukee, WI 53212

FUND ACCOUNTANT AND ADMINISTRATOR

Jackson Fund Services

Chicago, IL 60606

COUNSEL

Seyfarth Shaw LLP

Chicago, IL 60603

HOW TO OBTAIN ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information (“SAI”) contains detailed information about the Trust and the Fund’s investment policies and procedures. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. To obtain a free copy of the annual report, semi-annual report or SAI, to obtain other information about the Fund, or to make shareholder inquiries, requests can be made as follows:

By Mail: Write to: The Lou Holland Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, WI 53201-0701

By Telephone: Call: 1-800-295-9779

By Internet: Visit our website at: www.hollandcap.com/lhgf_perf.html

You also can obtain copies of this information by visiting the EDGAR database on the SEC’s website at www.sec.gov, or by visiting or writing to the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to the SEC at the following email address: publicinfo@sec.gov. Information on the Public Reference Room can be obtained by calling 1-202-942-8090. The SEC’s Public Reference Room may impose a copying charge for any information you request.

The SEC’s Investment Company Act File Number for The Lou Holland Trust is 811-07533.

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PROSPECTUS

MAY 1, 2009

THE LOU HOLLAND TRUST

One North Wacker Drive

Suite 700

Chicago, Illinois 60606

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. It contains information in addition to and more detailed than set forth in, and should be read in conjunction with, the prospectus for the Lou Holland Growth Fund (the “Fund”) (ticker: LHGFX), a series of The Lou Holland Trust (the “Trust”) dated May 1, 2009 (the “Prospectus”). This SAI has been incorporated by reference into the Prospectus, which means that it is legally a part of the Prospectus. The financial statements and accompanying notes appearing in the Fund’s Annual Report for the year ended December 31, 2008 are incorporated in this SAI by reference. The Fund’s Prospectus, SAI and Annual Report may be obtained at no charge by telephoning the Trust at 1-800-295-9779.

The date of this SAI is May 1, 2009.

TABLE OF CONTENTS

ITEM	PAGE

General Information and History	2
Investment Restrictions	2
Description of Certain Investments and Policies	4
Management of the Trust	13
Committees of the Board of Trustees	16
Certain Positions, Relationships and Ownership Interests of Disinterested Trustees	16
Ownership by Trustees of Equity Securities of the Fund	17
Trustee Compensation	17
Principal Holders of Securities	18
Investment Advisory and Other Services	18
Portfolio Managers	20
Brokerage Allocation and Other Practices	22
Distribution of Securities	24
Purchase and Redemption of Securities Being Offered	25
Taxes	27
Organization of the Trust	28
Performance Information About the Fund	28
Legal Matters	30
Independent Registered Public Accounting Firm	31
Financial Statements	31

Appendices
Appendix A	Description of Certain Money Market Securities	32
Appendix B	Proxy Voting Policies & Procedures	34

GENERAL INFORMATION AND HISTORY

The Trust was organized as a Delaware business trust on December 20, 1995 and is registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”) as a no-load, open-end diversified management investment company, commonly known as a “mutual fund.” The Trust is organized as a series company and currently consists of one series, the Lou Holland Growth Fund (the “Fund”). In the future, the Trust may establish additional series.

The Fund is a separate investment portfolio with a distinct investment objective, investment programs, policies, and restrictions. The Fund is managed by Holland Capital Management LLC (the “Investment Adviser”), which directs the day-to-day operations of the Fund. The Investment Adviser also provides administrative services to the Trust. Prior to January 1, 2008, the Investment Adviser was organized as a limited partnership.

The Trust bears all expenses of its operation, other than those assumed by the Investment Adviser. Expenses of the Trust include payment for transfer agent services, accounting services, brokerage fees, certain administrative services, legal fees, registration fees with respect to the shares of the Trust, and payment of taxes.

INVESTMENT RESTRICTIONS

The following investment restrictions (numbered (1) to (16)) apply to the Fund. These restrictions are deemed “fundamental” restrictions, which means they may be changed only by approval of the Fund's shareholders. Approval of the Fund’s shareholders can be gained only with the consent of a “majority of the outstanding voting securities” of the Fund. The 1940 Act defines the term “majority of the outstanding voting securities” to mean the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at a meeting where the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Except for the numbered investment policies and restrictions specifically deemed “fundamental” as set forth in this SAI, the investment policies and restrictions described in this SAI are not fundamental and may be changed without shareholder approval. Additionally, except with respect to borrowing money, as described in paragraph (2) below, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in that percentage amount resulting from any change in value of the portfolio securities or the Fund's net assets will not result in a violation of such investment restriction.

The Fund will not:

(1) Margin and Short Sales: Purchase securities on margin or sell securities short, except that the Fund may make margin deposits in connection with permissible options and futures transactions subject to paragraphs (5) and (8) below, may make short sales “against the box” (in a short sale “against the box,” the Fund sells short a security in which it maintains a long position at least equal in amount to the position sold short), and may obtain short-term credits as may be necessary for clearance of transactions;

(2) Senior Securities and Borrowing: Issue any class of securities senior to any other class of securities, although the Fund may borrow from a bank for temporary, extraordinary or emergency purposes or through the use of reverse repurchase agreements. The Fund may borrow up to 15% of the value of its total assets in order to meet redemption requests. No securities will be purchased when borrowed money exceeds 5% of the Fund's total assets. The Fund may enter into futures contracts subject to paragraph (5) below;

(3) Real Estate: Purchase or sell real estate, or invest in real estate limited partnerships, except the Fund may, as appropriate and consistent with its investment objective, investment programs, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities;

(4) Control of Portfolio Companies: Invest in portfolio companies for the purpose of acquiring or exercising control of such companies;

(5) Commodities: Purchase or sell commodities and invest in commodities futures contracts, except that the Fund may enter into futures contracts and options thereon where, as a result thereof, no more than 5% of the total assets for the Fund (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such futures contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is “in-the-money” at the time of purchase, the “in-the-money” amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing such 5% limit;

(6) Investment Companies: Invest in the securities of other open-end investment companies, except that the Fund may purchase securities of other open-end investment companies if immediately thereafter the Fund (i) owns no more than 3% of the total outstanding voting securities of any one investment company and (ii) invests no more than 5% of its total assets (taken at market value) in the securities of any one investment company or more than 10% of its total assets in the securities of all other investment companies in the aggregate;

(7) Underwriting: Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase of securities directly from an issuer in accordance with the Fund's investment objective, investment programs, policies, and restrictions. This restriction also does not prevent the Fund from engaging in the acquisition, disposition, or resale of portfolio securities of the Fund;

(8) Options and Spreads: Invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may invest in and commit its assets to writing and purchasing put and call options to the extent permitted by the Prospectus and this SAI;

(9) Oil and Gas Programs: Invest in interests in oil, gas, or other mineral exploration or development programs or oil, gas and mineral leases, although investments may be made in the securities of issuers engaged in any such businesses;

(10) Ownership of Portfolio Securities by Officers and Trustees: Purchase or retain the securities of any issuer if the officers and Trustees or the Investment Adviser individually own more than 1/2 of 1% of the securities of such issuer or collectively own more than 5% of the securities of such issuer;

(11) Loans: Make loans, except that the Fund in accordance with its investment objective, investment program, policies, and restrictions may: (i) invest in a portion of an issue of publicly issued or privately placed bonds, debentures, notes, and other debt securities for investment purposes; (ii) purchase money market securities and enter into repurchase agreements, provided such repurchase agreements are fully collateralized and marked to market daily; and (iii) lend its portfolio securities in an amount not exceeding one-third the value of the Fund's total assets;

(12) Unseasoned Issuers: Invest more than 5% of its total assets in securities of issuers, including their predecessors and unconditional guarantors, which, at the time of purchase, have been in operation for less than three years, other than obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities;

(13) Restricted Securities, Illiquid Securities and Securities Not Readily Marketable: Knowingly purchase or otherwise acquire any security or invest in a repurchase agreement maturing in more than seven days, if as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. The Fund may invest without limitation in “restricted securities” (securities which are subject to legal or contractual restrictions on resale) provided such securities are considered to be liquid;

(14) Mortgaging: Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with (i) permissible borrowings (in which event such mortgaging, pledging, and hypothecating may not exceed 15% of the Fund's total assets in order to secure such borrowings) and (ii) the use of options and futures contracts;

(15) Diversification: Make an investment unless 75% of the value of the Fund’s total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies and other securities. For purposes of this restriction, the purchase of “other securities” is limited so that no more than 5% of the value of the Fund’s total assets would be invested in any one issuer. As a matter of operating policy, the Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all the collateral underlying the repurchase agreements are U.S. Government securities and such repurchase agreements are fully collateralized; or

(16) Concentration: Invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments secured by these money market instruments, such as repurchase agreements. For purposes of this restriction, the Fund will not consider “cash items” to include certificates of deposit or other bank obligations.

DESCRIPTION OF CERTAIN INVESTMENTS AND POLICIES

The following is a description of certain types of investments that may be made by the Fund and of certain investment policies that may be followed by the Fund.

U.S. Government Obligations

These consist of various types of marketable securities issued by the U.S. Treasury (i.e., bills, notes and bonds). Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable Government security, have a maturity of up to one year and are issued on a “discount” basis, that is, at a price less than the face value of the instrument at its maturity. The accretion of value of the instrument from its purchase price to its disposition or maturity represents interest earned.

U.S. Government Agency Securities

These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Government National Mortgage Association (“GNMA”), the Farmer’s Housing Administration, the Export-Import Bank of the United States, the Maritime Administration, and the General

Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks , the Federal National Mortgage Association (“FNMA”), and the U.S. Postal Service. These securities are either: (i) guaranteed by the U.S. Treasury (e.g., GNMA mortgage-backed securities); (ii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., FNMA Discount Notes); or (iii) supported only by the issuing agency's or instrumentality's own credit (e.g., each of the Federal Home Loan Banks).

On September 2008, the FHLMC and FNMA were placed under the conservatorship of the Federal Housing Finance Agency. Also in September 2008, the U.S. Department of the Treasury announced (i) a commitment of indefinite duration to maintain the positive net worth of FHLMC and FNMA in exchange for senior preferred stock and warrants for common stock of entities, and (ii) took additional steps to provide liquidity to FHLMC and FNMA. It is unclear what effect the conservatorship and actions by the Treasury Department will have on FHLMC and FNMA. FHLMC and FNMA also recently have been the subject of increased scrutiny by Congress, and investigation by federal regulators over accounting and corporate governance matters. The results of any legislation or investigation could adversely affect FHLMC and/or FNMA and, as a result, the payment of principal or interest on mortgage-backed and mortgage-related securities.

Money Market Instruments

The Fund may invest in high-quality money market instruments in order to enable it to do the following: (i) take advantage of buying opportunities; (ii) meet redemption requests or ongoing expenses; (iii) take defensive action as necessary: or (iv) for other temporary purposes. Money market instruments generally are short-term debt instruments that have at the time of purchase remaining maturities of less than 397 days. The money market instruments that may be used by the Fund include:

Bank and Savings and Loan Obligations: These include, among others, certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With bankers' acceptances, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. In the case of domestic banks, the Fund will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is a member of the Federal Deposit Insurance Corporation (“FDIC”), or in the case of savings and loan associations, insured by the FDIC; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Fund will not invest in time deposits maturing in more than seven days.

Commercial Paper and Other Short-Term Corporate Debt Instruments: These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 397 days generally are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. The Fund may purchase corporate debt securities having no more than 397 days remaining to maturity at the date of settlement.

Repurchase Agreements: The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist of high-quality debt securities and must be determined to present minimal credit risks. Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark to market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by the Fund for a duration of more than seven days if, as a result, more than 15% of the Fund’s net asset value would be invested in such agreements or other securities which are not readily marketable.

The Fund will ensure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, the Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Fund will enter into repurchase agreements only with sellers deemed to be creditworthy by the Board of Trustees (the “Board”) and only when the economic benefit to the Fund is believed to justify the attendant risks. The Fund has adopted standards for the sellers with whom they will enter into repurchase agreements. The Board believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Fund may enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities.

Securities of Foreign Issuers

As described in the Prospectus, the Fund also may purchase equity and equity-related securities of foreign issuers. Also as described in the Prospectus, the Fund may purchase American Depositary Receipts (“ADRs”). ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable and for which market quotations generally are readily available; and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting, and financial reporting standards as domestic issuers.

Depositary receipts may be issued in sponsored or unsponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an unsponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and unsponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent the Fund invests in depositary receipts of an unsponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis. Investments in foreign securities involve certain risks that are not typically associated with investing in domestic issuers, including: (i) less publicly available information about the securities and about the foreign company or government issuing them; (ii) less comprehensive accounting, auditing, and financial reporting standards, practices, and requirements; (iii) stock markets outside the U.S. may be less developed or efficient than those in the U.S. and government supervision and regulation of those stock markets and brokers and the issuers in those markets is less comprehensive than that in the U.S.; (iv) the securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers; (v) settlement of transactions with respect to foreign securities may sometimes be delayed beyond periods customary in the U.S.; (vi) fixed brokerage commissions on certain foreign stock exchanges and custodial costs with respect to securities of foreign issuers generally exceed domestic costs; (vii) with respect to some countries, there is the possibility of unfavorable changes in investment or exchange control regulations, expropriation, or confiscatory taxation, taxation at the source of the income payment or dividend distribution, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments that could adversely affect U.S. investments in those countries; and (viii) foreign securities denominated in foreign currencies may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations and the Fund may incur costs in connection with conversions between various currencies. Specifically, to facilitate its purchase of securities denominated in foreign currencies, the Fund may engage in currency exchange transactions to convert currencies to or from U.S. dollars. The Fund does not intend to hedge its foreign currency risks and will engage in currency exchange transactions on a spot (i.e., cash) basis only at the spot rate prevailing in the foreign exchange market.

Equity Securities

As stated in the Prospectus, the Fund invests primarily in the common stocks of a diversified group of equity securities of companies that the Investment Adviser regards as high quality companies based on earnings growing faster than the general market, reasonable valuations, strong financial condition, strong management, and superior industry positions.

Convertible and Exchangeable Securities

Convertible and exchangeable securities may be converted or exchanged at either a stated price or stated rate into underlying shares of common stock. These securities have characteristics similar to both fixed-income and equity securities. A convertible security usually is issued by either an operating company or by an investment bank. When issued by an operating company, a convertible security usually will be senior in the issuer’s capital structure to common stock, but subordinate to other types of fixed income securities issued by that company. If and when the convertible security is “converted,” the operating company often issues new stock to the holder of the convertible security. If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of, and is convertible through, the investment bank (or a special purpose entity created by the investment bank for such purpose). The issuer of a convertible security may be important in determining the security’s value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and upon conditions established at the time of issue.

Exchangeable securities often are issued by a company divesting a holding in another company. The primary difference between an exchangeable security and a traditional convertible security is the issuing company is different from the company that is the issuer of the underlying equity security into which the exchangeable security may be converted.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Options and Futures Contracts

The Fund may “write” (sell) covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph and in the Fund’s investment restrictions set forth in this SAI. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Fund may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes or for other purposes so long as aggregate initial margins and premiums required for non-hedging positions do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts into which it has entered. However, the Fund may not write put options or purchase or sell futures contracts or options on futures contracts to hedge more than its total assets unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets.

Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A “covered” call option is a call option written by the Fund with respect to a security owned by the Fund. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right or obligation to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

The Fund may invest in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Investment Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted or listed option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

To enter into a futures contract, the Fund must make a deposit of an initial margin with its custodian in a segregated account in the name of its futures broker. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable.

The risks related to the use of options and futures contracts include: (i) the correlation between movements in the market price of a portfolio's investments (held or intended for purchase) being hedged and movements in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements.

Successful use of options and futures by the Fund is subject to the Investment Adviser's ability to predict correctly the direction of movements in the market. For example, if the Fund uses future contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it, and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In some circumstances, the Fund may realize a lower return or a greater loss than if the hedging transaction had not been entered into at all. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in the pricing of futures contracts. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

Before engaging in any purchases or sales of commodity futures contracts or commodity options contracts, the Trust, on behalf of the Fund, intends to file with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operation. Therefore, the Fund will not be subject to registration or regulation as a commodity pool operator.

Illiquid Securities

The Fund will not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Investment Adviser will monitor the liquidity of such restricted securities under the supervision of the Board.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in commercial paper, thus providing liquidity. The Fund believes that commercial paper and certain other restricted securities that meet the criteria for liquidity established by the Board, as contemplated by Rule 144A under the 1933 Act, are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Board, including commercial paper and other securities, as determined by the Investment Adviser, as liquid and not subject to the investment limitations applicable to illiquid securities.

Rule 144A adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to a restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The institutional market for certain restricted securities such as institutional commercial paper and debt securities of large-capitalization foreign issuers has continued to expand as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASDAQ Stock Market, Inc.

Warrants

The Fund may invest in warrants, which are certificates that give the holder the right to buy a specific number of shares of a company's stock at a stipulated price within a certain time limit (generally, two or more years). Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued Securities

The Fund may utilize up to 5% of its total assets to purchase securities on a “when-issued” basis, which normally settle within 30 to 45 days. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if the Investment Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued basis, the yields obtained may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When the Fund agrees to purchase when-issued securities, it will set aside cash, U.S. government securities or other liquid high-grade debt obligations or other liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment. When the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Other Investment Companies

The Fund may also invest up to 10% of its total assets in the securities of other investment companies, including closed-end investment companies, in accordance with Section 12(d)(1)(A) of the 1940 Act. Such investment in other investment companies will take into consideration the operating expenses and fees of these companies, including advisory fees, as such expenses may reduce investment return.

The Fund also may invest in another type of investment company called an exchange-traded fund (“ETF”), including SPDRs (Standard and Poor’s Depositary Receipts) and HOLDRs (Holding Company Depositary Receipts). ETFs represent an interest in a passively managed portfolio of securities selected to replicate a securities index, such as the S&P 500 Index or the Dow Jones Industrial Average, or to represent exposure to a particular industry or sector. Unlike open-end mutual funds, the shares of ETFs and closed-end investment companies are not purchased and redeemed by investors directly with the fund, but instead are purchased and sold through broker-dealers in transactions on a stock exchange. Because ETF and closed-end fund shares are traded on an exchange, they may trade at a discount from or a premium to the net asset value per share of the underlying portfolio of securities. In addition to bearing the risks related to investments in equity securities, investors in ETFs intended to replicate a securities index bear the risk that the ETFs performance may not correctly replicate the performance of the index. Investors in ETFs, closed-end funds and other investment companies bear a proportionate share of the expenses of those funds, including management fees, custodial and accounting costs, and other expenses. Trading in ETF and closed-end fund shares also entails payment of brokerage commissions and other transaction costs that are not incurred in connection with investments in open-end mutual funds.

Lending of Portfolio Securities

In order to generate income, the Fund may lend portfolio securities on a short-term or a long-term basis, up to one-third (1/3) of the value of its total assets, to broker-dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Investment Adviser for the Fund has determined are creditworthy under guidelines established (or to be established) by the Board, and will receive collateral in the form of cash (which may be invested in accordance with the Fund's investment program) or U.S. Government securities, equal to at least 100% of the value of the securities loaned at all times. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent. The Fund also may receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. The Fund will retain the right to call, upon notice, the securities lent in order to exercise voting rights or for any other reason. The principal risk of lending portfolio securities is the potential insolvency of the broker-dealer or other borrower. There may be delays in recovery, or even loss of rights in the collateral, should the borrower fail financially. The Investment Adviser reviews the creditworthiness of the entities to which loans are made to evaluate those risks.

Certain Policies to Reduce Risk

The Fund has adopted certain fundamental investment policies in managing its portfolio that are designed to maintain the portfolio’s diversity and reduce risk. The Fund will not (i) purchase the securities of any company if, as a result, the Fund's holdings of that issue would amount to more than 5% of the value of the Fund's total assets, or if more than 25% of the value of total assets would be invested in any one industry; or (ii) borrow money except for temporary purposes and then only in amounts not exceeding 15% of the value of its total assets. The Fund will not borrow in order to increase income, but only to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Limitation (i) does not apply to obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities or instruments secured by such obligations such as repurchase agreements, or to cash or cash items. These investment policies are deemed fundamental and may be changed only by approval of the Fund's shareholders.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of the Fund's borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund's total assets.

In addition, it is a fundamental investment policy that the Fund may invest no more than 20% of its total assets in securities of foreign issuers. The Fund adheres to certain other fundamental investment policies, which are set forth in this SAI.

The Fund may depart from its principal investment strategies in response to adverse market, economic, political, or other conditions. During these periods, the Fund may engage in a temporary, defensive strategy that permits it to invest up to 100% of its assets in high-grade domestic and foreign money market instruments. During periods in which the Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective of capital growth.

The portfolio turnover rate of the Fund for the past five years is included in the Prospectus under “Financial Highlights.” The portfolio’s turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to fluctuating volume of subscriptions and redemptions. For the two most recent fiscal years, there was no significant variation in the Fund’s portfolio turnover rates.

Portfolio Holdings Disclosure Policies and Procedures

The Fund has adopted the following Portfolio Holdings Disclosure Policy and Procedures to govern the disclosure of the portfolio holdings of the Fund.

Policy: Information about the Fund's portfolio securities may be made publicly available on the Fund's website on a monthly or other periodic basis in accordance with applicable laws and regulations.

Portfolio holdings information may be made available on an ongoing basis to the Fund's service providers (including the Investment Adviser, administrator, custodian, independent registered public accounting firm, principal underwriter or transfer agent that has entered into a written agreement with the Fund), provided that such information is made available for use by the service provider in the performance of its services to the Fund on a confidential basis, unless the information is publicly available.

Portfolio holdings information may be made available to investors upon request, provided that the information is publicly available.

Portfolio holdings information may be disclosed on a monthly or other periodic basis to brokers-dealers and other financial intermediaries for analytical, comparative and other legitimate business purposes, provided that the information is publicly available and the arrangement is approved in writing by an officer of the Trust.

Portfolio holdings information may be disclosed on a monthly or other periodic basis to rating and ranking organizations, such as Lipper Inc. and Morningstar, Inc., to obtain a rating or ranking or for analytical, comparative or other legitimate business purposes, provided that the information is publicly available and the arrangement is approved in writing by an officer of the Trust.

With respect to any arrangement to make available information about the Fund's portfolio securities, such information is considered "publicly available" (i) if, not later than the time that the Fund makes the information available to any person pursuant to the arrangement, the Fund discloses the information in a publicly available filing with the SEC that is required to include the information, or (ii) if applicable, the Fund makes the information available to any person pursuant to the arrangement no earlier than the day next following the day on which the Fund makes the information available on its website in the manner specified in its current Prospectus.

Notwithstanding the foregoing, portfolio holdings information may be made available to selected third parties, provided that the disclosure is made for a legitimate business purpose, the information is subject to a written confidentiality agreement and such other conditions or restrictions as may be appropriate (e.g., an appropriate lag period), and the disclosure is approved in writing by an officer of the Trust.

Neither the Fund's Investment Adviser nor any other party may receive any compensation or other consideration in connection with an arrangement to make available information about the Fund’s portfolio securities. The Fund may receive compensation or other consideration in connection with such an arrangement, subject to approval by the Trust's Board.

These policies and procedures do not apply with respect to portfolio holdings information requested by a regulatory or governmental entity.

Procedures: The Trust’s Chief Compliance Officer (“CCO”) periodically reviews any ongoing arrangements to make available information about the Fund's portfolio securities to ensure compliance with these policies and procedures. The Investment Adviser regularly reports to the Board regarding the recipients of portfolio holdings information.

Any person who approves any arrangement to make or otherwise makes available information about the Fund's portfolio securities must promptly report the arrangement or disclosure to the CCO, which report must be in writing and include the identity of the recipient, the nature of the information disclosed, the frequency of the disclosure, and the material terms and conditions upon which the disclosure is made.

The CCO or a designee must maintain a record of all persons who receive information about the Fund's portfolio securities, including the identity of the recipient, the nature of the information disclosed, the frequency of the disclosure, and the material terms and conditions upon which the disclosure is made.

MANAGEMENT OF THE TRUST

Board of Trustees

The management of the Trust's business and affairs is the responsibility of its Board of Trustees. Although the Board is not involved in the day-to-day operations of the Trust, the Board has the responsibility for establishing broad operating policies and supervising the overall performance of the Trust.

Trustees and Officers

The following is a list of the Trustees and officers of the Trust, including their present positions and principal occupations during the past five years. The following also lists the number of portfolios overseen by the Trustees and other directorships of public companies or other registered investment companies held by the Trustees.

Name, Address[1], Age, and Position(s) Held With Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Disinterested Trustees
Carla S. Carstens Age: 58 Chair of Audit Committee and Trustee	4 years	Former Principal, Tatum, LLC (Management Consulting); Formerly President,Carstens Associates (Management Consulting)	1	None
Abe Tomás Hughes Age: 46 Trustee	1 year	Vice President/Director – Business Development, Fiat Group/ CNH Americas; Former Managing Director, Hughes Girardi Partners (Mergers and Acquisitions Advisory Services); Chairman, President, and Chief Executive Officer, Hispanic Alliance for Career Enhancement (A Not-for-Profit Corporation)	1	None
JoAnn Sannasardo Lilek Age: 52 Chair of the Board and Trustee	4 years	Executive Vice President and Chief Financial Officer, Midwest Banc Holdings Inc.; Former Chief Financial Officer, DSC Logistics (Third-Party Logistics Provider)	1	None
José L. Santillan Age: 51 Trustee	1 year	Senior Vice President, Head of Investments, Harris Private Client Group; Former Chief Investment Officer – Wealth Management Group, LaSalle National Bank	1	None

Name, Address[1], Age, and Position(s) Held With Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
Monica L. Walker[3] Age: 50 President and Trustee	1 year as Trustee, 11 years as Officer of the Fund	President and Chief Investment Officer – Equity, Holland Capital Management LLC; Former Managing Partner and Chief Investment Officer – Equity, Holland Capital Management, L.P.; Former Partner and Portfolio Manager, Holland Capital Management, L.P.; Formerly Secretary of the Trust	1	None
Officers
Laura J. Janus Age: 61 Treasurer and Secretary	12 years

Managing Director and Chief Investment Officer – Fixed Income, Holland Capital Management LLC; Former Managing Partner and Chief Investment Officer – Fixed Income, Holland Capital Management, L.P.; Former Partner and Portfolio Manager, Holland Capital Management, L.P.

			N/A	N/A
Susan M. Chamberlain Age: 66 Chief Compliance Officer	At Discretion of the Board Since October 2004	Chief Compliance Officer for the Trust and Holland Capital Management LLC; Former Chief Operating Officer and Chief Compliance Officer, Quantlab Capital Management	N/A	N/A

1 The address for all Trustees and Officers is One North Wacker Drive, Suite 700, Chicago, IL 60606.

2 Each Trustee and Officer of the Fund is elected to serve for an indefinite term, until his or her death, resignation or removal from office.

3Ms. Walker is an “interested person” of the Fund as that term is defined under the 1940 Act, because of her employment by and ownership interest in Holland Capital Management LLC, the Fund’s investment adviser and its predecessor, Holland Capital Management, L.P.

As used in the foregoing table, and in several other tables that follow in this SAI, the term “Fund Complex” is defined by the SEC to include two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or investment advisers that are affiliated with one another. As applied to the Trust, the term “Fund Complex” includes only the Fund.

COMMITTEES OF THE BOARD OF TRUSTEES

The duties of the committees and present membership are as follows:

Audit Committee: The Audit Committee has responsibility for overseeing the Trust’s accounting policies and procedures and other areas relating to the Trust’s auditing processes. The Audit Committee recommends the selection of the Trust’s independent public accountants, approves the terms of their engagement and compensation, and meets with the Trust's independent public accountants at least once annually to discuss the scope and results of the annual audit of the Fund and such other matters as the Audit Committee members may deem appropriate or desirable. Ms. Carstens, who serves as the Chair of the Audit Committee, Mr. Hughes, Ms. Lilek, and Mr. Santillan, each of whom is a disinterested Trustee, are the members of the Audit Committee. During the Trust’s fiscal year ended December 31, 2008, the Audit Committee held two meetings.

Nominating Committee: The Nominating Committee makes nominations for independent Trustee membership on the Board. Ms. Carstens, Mr. Hughes, Ms. Lilek, and Mr. Santillan, each of whom is a disinterested Trustee, are members of the Nominating Committee. The Nominating Committee held one meeting during the Trust’s last fiscal year. The Nominating Committee considers independent Trustee candidates recommended by Fund shareholders. The names of such candidates should be submitted to the Chairperson of the Nominating Committee in writing at One North Wacker Drive, Suite 700, Chicago, IL 60606 for communications with the independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an independent Trustee of the Trust.

CERTAIN POSITIONS, RELATIONSHIPS AND OWNERSHIP INTERESTS OF DISINTERESTED TRUSTEES

None of the disinterested Trustees, nor any member of a disinterested Trustee’s immediate family, holds or has held within the two previous calendar years any position, including as an officer, employee, director, or general partner, with any of the following: (i) the Fund; (ii) a registered or unregistered investment company having the same investment adviser or principal underwriter as the Fund, or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Fund; (iii) an investment adviser, principal underwriter or affiliate person of the Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

None of the disinterested Trustees, nor any member of a disinterested Trustee’s immediate family, owns beneficially or of record any security in: (i) the investment adviser or principal underwriter of the Fund; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

OWNERSHIP BY TRUSTEES OF EQUITY SECURITIES OF THE FUND

As of December 31, 2008, the Trustees of the Trust owned the following amounts of equity securities in the Fund1:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Carla S. Carstens	$1 - $10,000	$1 - $10,000
Abe Tomás Hughes[1]	None	None
JoAnn Sannasardo Lilek	$10,001 - $50,000	$10,001 - $50,000
José L. Santillan[1]	None	None
Monica L. Walker[1]	Over $100,000	Over $100,000

1 Mr. Hughes, Mr. Santillan and Ms. Walker were elected to the Board of Trustees by a vote of shareholders on April 29, 2008.

During the two most recent calendar years, none of the disinterested Trustees nor any member of his or her immediate family has had any direct or indirect interest in the Investment Adviser or principal underwriter of the Fund or in a person directly controlling, controlled by, or under common control with the Fund’s Investment Adviser or principal underwriter. In addition, during the two most recent calendar years, none of the disinterested Trustees nor any member of his or her immediate family has had any direct or indirect material interest in any transaction with or any direct or indirect relationship, including as officer, employee or general partner, with any of the following: (i) the Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3 (c)(7) of the 1940 Act, having the same investment adviser or principal underwriter of the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, in controlled by, or is under common control with the Investment Adviser or principal underwriter of the Fund; (iii) the Investment Adviser, principal underwriter or affiliated person of the Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or principal underwriter of the Fund.

TRUSTEE COMPENSATION

Trustees who are interested persons of the Trust, as that term is defined by the 1940 Act, do not receive compensation from the Trust. Each disinterested Trustee receives a fee of $2,000 per Board meeting attended and per committee meeting attended. In addition to the four regular, in-person Board meetings, the Board also met once telephonically in 2008. The Trust has not adopted any pension or retirement plan that would provide benefits to Trustees upon retirement from service on the Board.

The following table describes the compensation provided by the Trust for the fiscal year ended December 31, 20081:

Name of Person, Position	Aggregate Compensation From Fund	Total Compensation from The Trust Paid to Trustees
Carla S. Carstens	$16,000	$16,000
Abe Tomás Hughes[1]	$8,000	$8,000
JoAnn Sannasardo Lilek	$16,000	$16,000
José L. Santillan[1]	$8,000	$8,000
Monica L. Walker[1,2]	$0	$0

1 Mr. Hughes, Mr. Santillan and Ms. Walker were elected to the Board of Trustees by a vote of shareholders on April 29, 2008.

2 Ms. Walker is an interested Trustee. As such, she receives no compensation from the Trust.

PRINCIPAL HOLDERS OF SECURITIES

The names, addresses, and percentages of ownership of each person who owns of record or beneficially five percent or more of the Fund's shares as of April 2, 2009 are listed below:

Name	Address	Percentage
VALIC Separate Account A	2919 Allen Pkwy # L7-01	88.35%
	Houston, TX 77019-2142

Shares are sold only to VALIC Separate Account A in connection with certain variable insurance contracts. Pursuant to SEC requirements, owners of those contracts have pass-thru voting privileges with regard to Fund matters; notwithstanding that the contract owners do not own the Fund shares. Thus, VALIC does not have voting powers with regard to Fund matters.

As of April 2, 2009, Trustees and officers of the Trust, as a group, owned less than 1% of the Fund's outstanding voting securities.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser

Holland Capital Management LLC, One North Wacker Drive, Suite 700, Chicago, Illinois 60606, serves as Investment Adviser of the Trust pursuant to an Investment Management and Administration Agreement (the “Agreement”) that has been approved by the Board, including a majority of independent Trustees.

The Investment Adviser is a Delaware limited liability company, the managing member of which is the Louis A. Holland 2007 Irrevocable Trust dated 12/19/07, an Illinois trust, and the members of which are Louis A. Holland Trust, Lou Holland Capital Management, Inc. an Illinois corporation, Laura J. Janus Trust, Monica L. Walker Trust, Catherine E. Lavery, and HCM Investments, Inc. a Delaware corporation. Mr. Holland is the founder of the Investment Adviser and owns a majority of the member interests in the Investment Adviser indirectly through his control of the Louis A. Holland Trust, Lou Holland Capital Management, Inc., and HCM Investments, Inc. Ms. Janus, Ms. Walker and Ms. Lavery each is an executive of the Investment Adviser, and together own a minority of the member interests in the Investment Adviser through their respective personal trusts and/or personal holdings and through minority interests in HCM Investments, Inc. Ms. Janus and Ms. Walker are officers of the Trust.

The Agreement continues in effect from year to year so long as its continuation is approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund, and by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated, without the payment of any penalty, by the Board or by vote of a majority of the of the outstanding voting securities of the Fund, upon sixty (60) days’ notice to the Investment Adviser, or by the Investment Adviser upon sixty (60) days’ notice to the Trust.

Investment management fees are paid to the Investment Adviser monthly at the following annualized rates based on a percentage of the average daily net assets of the Fund: 0.85% of average daily net assets up to $500 million, 0.75% of average daily net assets up to the next $500 million, and 0.65% of average daily net assets in excess of $1 billion. The Investment Adviser has contractually agreed to waive its management fee and reimburse expenses in an amount that limits total annual operating expenses of the Fund to not more than 1.35% of the Fund's average daily net assets. The investment management fees paid to the Investment Adviser during the past three fiscal years are as follows:

Fiscal Year Ending December 31	Investment Management Fee Before Waiver	Investment Management Fee Waived	Investment Management Fee Paid to Adviser
2008	$392,500	$165,868	$226,632
2007	$487,847	$35,663	$452,184
2006	$509,083	$74,500	$434,583

In addition to the duties set forth in the Prospectus, the Investment Adviser, in furtherance of such duties and responsibilities, is authorized in its discretion to engage in the following activities: (i) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through broker-dealers, underwriters, or issuers; (iii) prepare and supervise the preparation of shareholder reports and other shareholder communications; and (iv) obtain and evaluate business and financial information in connection with the exercise of its duties.

The Investment Adviser also will furnish to or place at the disposal of the Trust such information and reports as requested by or as the Investment Adviser believes would be helpful to the Trust. The Investment Adviser has agreed to permit individuals who are among its officers or employees to serve as Trustees, officers, and members of any committee or advisory board of the Trust without cost to the Trust. The Investment Adviser has agreed to pay all salaries, expenses, and fees of any Trustees or officers of the Trust who are affiliated with the Investment Adviser.

Code of Ethics

The Trust adheres to a Code of Ethics established pursuant to Rule 17j-1 under the 1940 Act. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with the Trust (“Access Persons”). The Investment Adviser has included similar provisions in its Code of Ethics. These Codes of Ethics (together, the “Codes”) permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes require all Access Persons to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three (3) business days of their clearance. The Codes also contain other restrictions applicable to specified types of transactions. In addition, all Access Persons must report their personal securities transactions within thirty (30) days after the end of the calendar quarter. All violations of the Codes are reported to the Board of the Trust. The Board also reviews the administration of the Codes on an annual basis.

Proxy Voting Policies and Procedures

The Fund uses the proxy voting policies and procedures of the Investment Adviser to determine how to vote proxies relating to portfolio securities, and has delegated all proxy voting decisions to the Investment Adviser. A copy of the Investment Adviser’s proxy voting policies and procedures is included in the Appendix B to this SAI. Information regarding how the Fund voted proxies during the most recent twelve (12)-month period ended June 30 is available without charge on the Fund’s website at www.hollandcap.com/lhgf_perf.html and on the SEC’s website at www.sec.gov.

Custodian, Transfer Agent and Dividend Disbursing Agent

U.S. Bank, N.A. serves as custodian for the Trust. The principal business address of U.S. Bank, N.A. is U.S. Bank, N.A. Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212. The custodian has custody of all securities and cash of the Trust and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust. The fees and certain expenses of U.S. Bank, N.A. for providing these services are paid by the Trust.

U.S. Bancorp Fund Services, LLC serves as transfer agent and dividend disbursing agent for the Trust. The principal business address of U.S. Bancorp Fund Services, LLC is 615 East Michigan Street, Milwaukee, WI 53201-0701. The fees and certain expenses of U.S. Bancorp Fund Services, LLC for providing these services are paid by the Trust.

Administrator

Jackson Fund Services (“JFS”), the principal business address of which is 225 West Wacker Drive, Suite 1200, Chicago, IL 60606, provides mutual fund accounting, administrative, recordkeeping, tax-related and other reporting services for the Trust pursuant to a written agreement between the Trust and JFS. For the period from March 1, 2003 to February 28, 2006, Fiduciary Management, Inc. served as the Fund’s administrator. The fees and certain expenses of the Fund’s administrators for providing these services are paid by the Trust. Fees paid to the administrators were $71,088, $76,698, and $78,375, for services for the fiscal year ended December 31, 2008, 2007, and 2006, respectively.

PORTFOLIO MANAGERS

The following table lists the number and types of other accounts advised by Holland Capital Management LLC managers and assets under management in those accounts as of December 31, 2008:

Monica L. Walker	Number Of Accounts	Total Assets
registered investment companies:	1	$33,766,141
other pooled investment vehicles:	0	0
other accounts:	31 1*	$650,607,728 $ 315,046,736

Laura J. Janus	Number Of Accounts	Total Assets
registered investment companies:	1	$33,766,141
other pooled investment vehicles:	0	0
other accounts:	11	$329,900,000

Carl R. Bhathena**	Number Of Accounts	Total Assets
registered investment companies:	1	$33,766,141
other pooled investment vehicles:	0	0
other accounts:	31 1*	$650,607,728 $315,046,736

*This account earns performance-based fees.

**Mr. Bhathena was named Co-Portfolio Manager of the Fund on May 1, 2009. On that date, he also was named Co-Portfolio Manager of other certain equity accounts of the Investment Adviser. The number of accounts for which he is Co-Portfolio Manager is as of May 1, 2009. The total assets of these accounts are as of December 31, 2008.

Potential Conflicts of Interest between the Fund and Other Accounts Managed by the Portfolio Managers

Portfolio managers at Holland Capital Management LLC manage portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, or foundations), commingled trust accounts, and other types of funds. They may have investment objectives, strategies and risk profiles that differ from those of the Fund. Managers make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio.

In managing other accounts, certain material conflicts of interest may arise. Potential conflicts include, for example, conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Fund’s portfolio managers and conflicts in the allocation of investment opportunities between the Fund and such other accounts. Potential material conflicts may also arise in connection with the portfolio managers’ management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other, or where the other accounts have higher or performance-based fee arrangements.

The Investment Adviser has a fiduciary responsibility to treat all clients fairly. The Investment Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Investment Adviser monitors a variety of areas, including compliance with the account’s guidelines, the allocation of securities, and compliance with its Code of Ethics.

Compensation of Holland Capital Management LLC Portfolio Managers

As of December 31, 2008

Monica L. Walker and Laura J. Janus have ownership interests in the Investment Adviser. The compensation package for portfolio managers who are owners of the Investment Adviser is based on years of experience in the industry as well as competitive market factors and reflects a portfolio manager’s contribution to the Investment Adviser’s success as well as his or her contribution and participation as an owner of the Investment Adviser.

Because the portfolio manager is also an owner of the Investment Adviser, a portion of the portfolio manager’s overall compensation may include annual cash bonuses dependent upon the overall performance of the Investment Adviser, as determined by the Investment Adviser’s members and as measured by pre-tax portfolio results relative to their respective benchmarks for the past year, the increase in assets under management and increase in pre-tax income. The benchmarks are the S&P 500 Index, the Russell 1000® Growth Index and the Russell Midcap® Growth Index for the Investment Adviser’s equity products (including the Fund, which uses the Russell 1000® Growth Index as a benchmark) and the Barclays Capital Aggregate Bond Index and the Barclays Capital U.S. Government/Credit Bond Index for the fixed income products. Portfolio managers who are also owners receive income based upon the overall financial performance of the Investment Adviser commensurate with their limited liability company interest.

Carl R. Bhathena does not have an ownership interest in the Investment Adviser. In addition to being a Co-Portfolio Manager of the Fund and other equity accounts of the Investment Adviser, he is also a Senior Equity Analyst of the Investment Adviser and his incentive compensation is more quantitatively derived and is based on both individual and team performance. Mr. Bhathena’s compensation is structured in a manner that aligns his performance with client performance objectives and ensures rewards for major contributions to portfolio performance. A tiered component allows for bonus opportunities, as a percentage of base salary, to increase as the number of years of experience increases.

Equity Securities Beneficially Owned by Portfolio Managers of Holland Capital Management LLC The dollar ranges of equity securities of the Fund beneficially owned by its portfolio managers are as follows as of December 31, 2008:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned

Monica L. Walker	$100,001- $500,000

Laura J. Janus	$50,001- $100,000

Carl R. Bhathena*	None

*Mr. Bhathena was named Co-Portfolio Manager of the Fund on May 1, 2009. He owned no shares of the Fund as of that date.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision of the Board, the Investment Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

The purchase or sale of debt securities and equities traded in the “over-the-counter” markets usually is effected on a principal basis directly with issuers or with securities dealers. In general, the price paid or received in such transactions is on a “net” basis which does not include any explicit “commission,” but which does include the dealer’s “mark up” or “mark down.” However, some securities dealers execute transactions in “over-the-counter” equities on an explicit fee basis, similar to agency transactions in exchange-traded equities, and the Investment Adviser may choose to effect transactions in over-the-counter equities with such dealers on that basis, rather than on a “net” basis. Debt securities also may be purchased in underwritten offerings, which generally include a specific amount of compensation to the underwriters, usually referred to as an underwriting “discount” or selling concession.

In selecting brokers and dealers to effect transactions for the accounts of the Fund, the Investment Adviser’s primary consideration is to seek to obtain the execution of client transactions at the most favorable overall price and in the most effective manner (“best execution”). The Investment Adviser’s trading personnel consider a number of factors, including research services, if any, provided by the broker to the Investment Adviser; the price of the security to be traded; expertise in the particular type of security or transaction, access to relevant markets, size or value of the order and the liquidity of the security to be purchased or sold, prior experience of the Investment Adviser with the broker or dealer, clearance and settlement capabilities, and commission to be charged, if any. After consideration of these factors, the Investment Adviser’s trading personnel may choose, subject to the Investment Adviser’s policy of seeking best execution, a broker or dealer which charges a commission or mark-up or mark-down in excess of that which might have been charged by another broker or dealer for execution of the same transaction.

The Investment Adviser’s Investment Policy Committee (“IPC”) with advice, assistance and information from trading desk personnel, has established procedures whereby it monitors and periodically evaluates the cost and quality of execution services provided by brokers selected by the Investment Adviser to execute transactions for the accounts of the Fund and other investment advisory clients. Pursuant to those procedures, the IPC also monitors trading technologies and market developments which might affect the Investment Adviser’s selection of brokers, dealers and markets to execute transactions for the Fund and other clients, and approves and monitors soft dollar arrangements regarding investment research and related services provided by brokers to the Investment Adviser.

With respect to research services, the IPC meets periodically, generally at least quarterly, to establish and review the allocation of commissions paid for the execution of the Fund’s and other clients’ transactions to brokers that provide research services to the Investment Adviser, and to “rank” brokers based on the value of the research services they provide. These rankings are used as one factor in the Investment Adviser’s selection of brokers to effect transactions for the Fund and other client accounts.

The Investment Adviser receives from brokers a wide variety of investment research information and services, including written and oral reports and analyses from brokerage firm analysts on companies, industries or market segments; compilations of company or security data; market information and attendance at conferences and seminars on investment topics. Certain of these research services are proprietary to the broker that provides them, while others, such as Baseline, and Bloomberg are produced by third parties but provided to the Investment Adviser by a broker. Where a service is produced by a third party but provided to the Investment Adviser by a broker, the broker generally requests of the Investment Adviser a specific dollar amount of commissions in respect of such research service. Third party services also generally may be purchased for cash directly from the third parties that produce them. There generally is no specific dollar amount of commissions associated with the provision by brokers of proprietary research information and services. The Investment Adviser endeavors to direct to brokers that provide it with either proprietary or third party research services commissions in amounts sufficient to ensure continued receipt of services the Investment Adviser believes to be of value in making investment decisions for advisory clients, including the Fund. Research services provided to the Investment Adviser by brokers to which the Investment Adviser directs Fund and other client commissions may be used by the Investment Adviser in making investment decisions for any or all of its client accounts, including the Fund, and the use of a particular service by the Investment Adviser is not limited to, and may not be used at all in making decisions for, the accounts of the Fund or other clients whose transactions are directed to the broker providing the research service.

Some third party services are used by the Investment Adviser both for investment research purposes and for non-research purposes such as presentations to prospective clients or reports to existing clients on their portfolios. Where the Investment Adviser uses such a service both for research and for non-research purposes, it makes a good faith allocation of the cost of such service between the research and non-research uses of the service. The portion of the cost allocable to non-research use of the service is paid by the Investment Adviser, while the portion allocable to investment research use may be paid by the direction of commissions on Fund and other advisory client transactions to the broker providing the service.

The Investment Adviser is subject to a conflict of interest in allocating commissions paid by the Fund and other clients on transactions for their accounts to brokers that provide research services to it, in that such arrangements result in the provision to the Investment Adviser of services for which it might otherwise be obliged to pay from its own funds. The Investment Adviser believes this conflict of interest is mitigated by its policy of seeking “best execution” of client transactions. The Investment Adviser is subject to a further conflict of interest in allocating the cost of services that have both research and non-research uses, which it endeavors to resolve through making such allocations in good faith.

The Investment Adviser currently provides investment advice to other entities and advisory accounts that have investment programs and an investment objective similar to the Fund. Accordingly, occasions may arise when the Investment Adviser may engage in simultaneous purchase and sale transactions of securities that are consistent with the investment objective and programs of the Fund, and other accounts. On those occasions, the Investment Adviser will allocate purchase and sale transactions in an equitable manner according to written procedures approved by the Board. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, the Investment Adviser will seek to achieve the same average unit price of securities for each entity and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each entity. Such procedures may, in certain instances, be either advantageous or disadvantageous to the Fund.

For the fiscal years ended December 31, 2006, 2007, and 2008 total brokerage commissions paid by the Fund were $23,842, $27,284, and $23,748 respectively. Prior to January 1, 2008, the Investment Adviser was a registered broker-dealer. No brokerage commissions were paid by the Fund during its last three fiscal years to the Investment Adviser, nor to any broker-dealer that is an affiliated person of the Fund, the Investment Adviser or the former distributor of the Fund.

During the 2008 fiscal year the Fund did not purchase any securities of regular broker-dealers of the Fund. .

DISTRIBUTION OF SECURITIES

Pursuant to a distribution agreement (the “Distribution Agreement”) with the Trust, Foreside Distribution Services, L.P. (“Distributor”) provides distribution services to the Fund. The principal business address of Foreside Distribution Services, L.P. is 10 High Street, Suite 302, Boston, MA 02110. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund, which are offered on a continuous basis.

The Distributor is the exclusive agent for the servicing of shares of the Fund; except, that the Trust in its discretion may issue shares of the Fund otherwise than through Distributor in connection with: (i) the payment or reinvestment of dividends or distributions; (ii) any merger or consolidation of the Trust or the Fund with any other investment company or trust or any personal holding company, or the acquisition of the assets of any such entity or another series of the Trust; (iii) any offer of exchange authorized by the Board of the Trust; (iv) any sales of shares to Trustees and officers of the Trust or to Distributor or such other persons identified in the Prospectus; or (v) the issuance of such shares to a unit investment trust if such unit investment trust has elected to use shares as an underlying investment.

The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing such services. The Trust has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act, but reserves the right to do so with respect to the

Fund, any future series of shares or any future classes of shares of any series.

For the fiscal year ended December 31, 2008, Foreside Distribution Services, L.P. received $174,707 from the Investment Adviser for providing distribution and other services.

PURCHASE AND REDEMPTION OF SECURITIES BEING OFFERED

The shares of the Fund are offered to the public for purchase directly through the Distributor. The offering and redemption price of the shares of the Fund are based upon the Fund's net asset value per share next determined after a purchase order or redemption request has been received in good order by the Fund. See “Determination of Net Asset Value” below. The Trust intends to pay all redemptions of the shares of the Fund in cash. However, the Trust may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. The Trust, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election under which the Fund will be committed to pay in cash to any shareholder of record of the Fund, all such shareholder's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Board deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Trust does not intend in general to make redemptions-in-kind but reserves the right to do so.

The right to redeem shares or to receive payment with respect to any redemption of shares of the Fund may only be suspended (i) for any period during which trading on the New York Stock Exchange (“NYSE”) is restricted or the NYSE is closed, other than customary weekend and holiday closings, (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Fund.

The Fund does not have any arrangements to permit frequent purchases or redemptions of Fund shares.

Determination of Net Asset Value

The net asset value of shares of the Fund normally is calculated as of the close of trading (generally, 4:00 P.M. Eastern time) on the NYSE on every day the NYSE is open for trading. The NYSE normally is open Monday through Friday except on national holidays.

The assets of the Fund are valued as follows:

Stocks traded on an exchange are generally valued on the basis of prices furnished by independent pricing services approved by the Board and valued at the official closing price on the exchange where the security is principally traded. If there is no official closing price of a security on the valuation date, the security is valued at the most recent sale or quoted bid price. Investments in mutual funds are valued at net asset value per share determined as of the close of the NYSE or pursuant to that mutual fund’s valuation policy.

Debt securities with a remaining maturity of more than sixty (60) days are generally valued by independent pricing services approved by, or at the direction of the Board. If the pricing services are unable to provide valuations, the debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system.

All debt instruments with a maturity of less than sixty (60) days are valued on an amortized cost basis, unless it is determined that such practice does not approximate market value. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security.

Market quotations may not be readily available for certain investments. If market quotations are not readily available or if it is determined that a quotation for an investment does not represent market value, then the investment is valued at a fair value as determined in good faith using procedures approved by the Investment Adviser and the Board. Situations that may require a security to be fair valued include instances where a security is thinly traded, halted or restricted to resale. In addition, securities may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters or government actions. Under the procedures adopted by the Board, the Investment Adviser may rely on independent pricing services or other sources to assist in determining the fair value of a security. Factors considered to determine fair value include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.

The value of an investment for purposes of calculating the Fund’s net asset value can differ depending on the source and method used to determine the value. If a security is valued at a fair value, the value may be different from the last quoted market price for the security. Although there can be no assurance, in general, the fair value of a security is the amount the owner of such security might reasonably expect to receive upon its current sale.

Securities traded in foreign markets usually are valued on the basis of the most recent closing market prices at 4:00 p.m. Eastern time. Most foreign markets close at least several hours before that time, and foreign markets sometimes are closed for holidays or other reasons on days on which the NYSE is open. Normally, developments that could affect the values of foreign securities held by the Fund that occur between the close of trading on the foreign market and 4:00 p.m. Eastern time will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will, in its judgment, clearly and materially affect the Fund’s net asset value, the Fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4:00 p.m. Eastern time. Because the Fund may hold securities that primarily are listed on foreign securities exchanges where trading may occur on weekends or other days when the Fund does not price its shares, the prices of those foreign securities, and the net asset value of the Fund’s shares, may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued in good faith by the Board using its best judgment.

Payments We Make to Intermediaries

Holland Capital Management LLC, as Investment Adviser, may provide direct or indirect compensation, at its own expense, to financial services firms such as broker-dealers, retirement plan administrators, insurance companies, and other financial intermediaries, in connection with the promotion by such firms of the Fund and the sale of shares of the Fund, and for services provided to shareholders of the Fund by such firms. Direct compensation may include payments of finder’s fees, asset retention fees, administrative fees, recordkeeping fees, shareholder servicing fees, transaction processing fees, and, in the case of financial intermediaries that invest in the Fund through omnibus accounts representing the interests of multiple investors, payments to the intermediary to defray the intermediary’s administrative and service expenses. Such compensation generally is based on the value of shares of the Fund held by the intermediary for its customers. Indirect compensation may include financial assistance in developing sales programs and marketing literature, or payment or reimbursement of expenses of financial services firms’ sales seminars, sales training activities and other financial services firm events or activities. Payments of direct and indirect compensation may create an incentive for financial services firms, as well as their registered representatives, to promote or recommend the sale of shares of the Fund rather than other mutual funds. The Investment Adviser has entered into service arrangements with financial services firms, under which the Investment Adviser, at its own expense, makes payments to intermediaries of up to 0.40% per annum of the value of shares of the Fund held by the intermediary.

TAXES

The Trust intends to continue to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). As such, it will not be subject to federal income tax on any income and capital gains distributed to its shareholders. Under Subchapter M of the IRC, the Trust must satisfy certain requirements regarding the type of income earned on investments in the Trust, investment diversification, and distribution.

In general, to qualify as a RIC, at least 90% of the gross income of the Trust for the taxable year must be derived from dividends, interest, and gains from the sale or other disposition of securities. A RIC must distribute to its shareholders 90% of its ordinary income and net short-term capital gains. Moreover, undistributed net income may be subject to tax at the RIC level. A RIC must also meet certain asset diversification requirements.

In addition, the Trust must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and distributions of at least 98% of its net capital gains (as of the twelve months ended October 31), in order to avoid a federal excise tax. The Trust intends to make the required distributions, but cannot guarantee that it will do so. Dividends attributable to the Trust's ordinary income are generally taxable as such to shareholders in the year in which they are received. However, dividends and capital gains distributions declared in October, November or December and paid in January are taxable in the year in which they are declared.

Current tax law generally provides for a maximum rate for individual taxpayers of 15% on long-term capital gains and on certain ordinary income derived from qualifying dividend income. The rate reductions do not apply to corporate taxpayers. The Fund is required under the IRC to separately designate distributions of any qualifying dividends earned by the Fund that would be eligible for a lower maximum rate. A shareholder would also have to satisfy a holding period requirement of more than sixty (60) days with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions attributable to investing in REITs, bonds and other debt instruments will not generally qualify for the lower rates.

A corporate shareholder may be entitled to take a deduction for income dividends received by it that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the Fund for more than 45 days and the Trust retains its shares in the issuer from whom it received the income dividends for more than 45 days.

A distribution of net capital gains reflects the Trust's excess of net long-term gains over its net short-term losses. The Trust must designate income dividends and distributions of capital gains and must notify shareholders of these designations within sixty (60) days after the close of the Trust's taxable year. A corporate shareholder of the Trust cannot use a dividends-received deduction for distributions of capital gains.

If, in any taxable year, the Trust should not qualify as a RIC under the IRC: (i) the Trust would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (ii) the Trust's distributions to the extent made out of the Trust's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the deduction for dividends received by corporations.

The Fund may invest in the stock of foreign corporations, which may be classified under the IRC as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment type income. The Fund currently elects to mark to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the IRC), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any marked-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If this election were made, there would be no Fund-level tax, but the Fund could in limited circumstances, incur nondeductible interest changes.

ORGANIZATION OF THE TRUST

Each share of the Fund is entitled to one vote on all matters submitted to a vote of shareholders of the Fund. Fractional shares, when issued, have the same rights, proportionately, as full shares. All shares are fully paid and non-assessable when issued and have no preemptive, conversion or cumulative voting rights.

As a Delaware business trust entity, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (i) electing the initial Board; (ii) approving certain agreements as required by the 1940 Act; (iii) changing the fundamental investment objective, policies, and restrictions of the Fund; and (iv) filling vacancies on the Board in the event that less than a two-thirds majority of the Trustees were elected by shareholders. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Trust has the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

PERFORMANCE INFORMATION ABOUT THE FUND

Total Return Calculations

The Fund may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the current net asset value of the Fund, and assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Fund when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

T = (ERV/P)1/n - 1

where T equals average annual total return; where ERV, the ending redeemable value, is the value at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period; where P equals a hypothetical initial payment of $1,000; and where n equals the number of years.

The Fund, from time to time, also may advertise its cumulative total return figures. Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of the Fund. Cumulative total return is calculated by finding the compound rates of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) - 1

Where:

C = Cumulative Total Return

P = a hypothetical initial investment of $1,000

ERV = ending redeemable value; ERV is the value, at the end of the applicable period, of a hypothetical 1,000 investment made at the beginning of the applicable period.

The Fund, from time to time, also may advertise its average annual total return, after taxes on distributions, or after taxes on distributions and redemptions. The first figure is calculated by assuming the reinvestment of all dividends and capital gains distributions, less the amount of any taxes due on such distributions calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The average annual total return after taxes on distributions is determined by finding the average annual compound rate of return that would equate the initial amount invested to the ending value, according to the following formula:

P(1 + T)n = ATVD

Where:

P = a hypothetical initial investment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = redeemable value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

The second figure is calculated by assuming the reinvestment of all dividends and capital gains distributions, less the amount of any taxes due on such distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date, and by assuming complete redemption at the end of the period. The redemption proceeds are adjusted by subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. The amount and character (e.g., short term or long term) of capital gain or loss is separately determined for the initial investment and each subsequent assumed purchase through reinvestment of dividends and distributions. The average annual total return after taxes on distributions and redemption is determined by finding the average annual compound rate of return that would equate the initial amount invested to the ending value, according to the following formula:

P(1 + T)n = ATVDR

Where :

P = a hypothetical initial investment of $1,000

T = average annual total return (after taxes on distributions and redemption)

n = number of years

ATVDR = redeemable value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

The performance results are based on historical earnings and should not be considered as representative of the performance of the Fund in the future. Such performance results also reflect waivers and reimbursements made by the Adviser to keep aggregate annual operating expenses at 1.35% of average daily net assets. An investment in the Fund will fluctuate in value and, at redemption, its value may be more or less than the initial investment.

From time to time, in reports and promotional literature, the performance of the Fund may be compared to the following: (i) other mutual funds or groups of mutual funds tracked by: (A) Lipper, Inc., a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Fund Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as Business Week, Money Magazine, and Barron's, which provide similar information; (ii) the Consumer Price Index (measure of inflation), which may be used to assess the real rate of return from an investment in the Fund; (iii) other Government statistics such as Gross Domestic Product, and net import and export figures derived from Governmental publications (e.g., The Survey of Current Business, which may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates); (iv) the Steele Mutual Fund Expert, a tracking service which ranks various mutual funds according to their performance; and (v) Morningstar, Inc. (“Morningstar”) which ranks mutual funds on the basis of historical risk and total return. Morningstar's rankings are calculated using the mutual fund's average annual returns for a certain period and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five star (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the mutual funds it follows, its four star rankings to the next 22.5%, and its three star rankings to the next 35%. Rankings are not absolute or necessarily predictive of future performance.

The Trust may also illustrate the investment returns of the Fund or returns in general by graphs and charts that compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the same return on a taxable basis.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities law applicable to the offer and sale of the shares described in the Prospectus has been provided by Seyfarth Shaw LLP, 131 South Dearborn Street, Suite 2400, Chicago, IL 60603, which serves as Counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 111 South Wacker, Chicago, IL 60606, was engaged to serve as the Fund’s independent registered public accounting firm to audit the Fund’s financial statements appearing in the Fund’s Annual Report for the years ended December 31, 2008, December 31, 2007, and December 31, 2006.

FINANCIAL STATEMENTS

The financial statements and accompanying notes and the financial highlights appearing in the Fund’s Annual Report for the year ended December 31, 2008 are incorporated herein by reference. The financial statements, including the financial highlights contained in the Prospectus, have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, as stated in their report, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Shareholders may obtain additional copies of the Annual Report free of charge by calling 1-800-295-9779.

APPENDIX A

DESCRIPTION OF RATINGS OF CERTAIN MONEY MARKET SECURITIES

Description of Moody’s Investors Service, Inc.’s Short-Term Issue Ratings:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following: (1)leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Corporation’s Short-Term Issue Ratings:

A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Description of Fitch Investor’s Service, Inc.’s Short-Term Issue Ratings:

F1. Indicates the strongest capacity for the timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F2. Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the ratings.

DESCRIPTION OF CERTAIN LONG-TERM ISSUE RATINGS

Description of Moody’s Investor’s Service, Inc.’s Long-Term Issue Ratings:

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Description of Standard & Poor’s Corporation’s Long-Term Issue Ratings:

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

Description of Fitch Investor’s Service, Inc.’s Long-Term Issue Ratings:

AAA.

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA.

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

APPENDIX B

HOLLAND CAPITAL MANAGEMENT LLC

Proxy Voting Policies and Procedures

January 2009

Introduction

Holland Capital Management LLC (“Holland Capital”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2,29 C.F.R. 2509.94-2 (July 29, 1994).

Statement of Policy and Procedures

Holland Capital’s proxy voting procedures are designed and implemented to reasonably ensure that proxy matters are conducted in the best interest of the clients and material conflicts will be resolved in the best interest of the client. These procedures are guidelines only and each vote is ultimately cast on a case-by-case basis, taking into consideration contractual obligations and all other relevant facts and circumstances at the time of the vote. Notwithstanding these Policies and Procedures, if, at any time reasonably in advance of the time when a proxy must be exercised, a client requests Holland Capital to vote the proxies for shares beneficially owned by that client in a certain manner, Holland Capital will follow that instruction. There may be circumstances under which Holland Capital declines to take responsibility for voting a client’s proxies and directs the custodian to mail proxy material directly to the clients. If a stock is part of a securities lending program, Holland Capital may be limited or unable to vote the proxy.

Holland Capital is not required to engage in shareholder activism, but is obligated to be reasonably informed about the company and to have reviewed and be familiar with the issues raised in the proxy materials.

Basis for Formulation

Holland Capital subscribes to Glass Lewis & Co. (“Glass”) a corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations, and RiskMetrics Group (ISS Governance Services) a record-keeping and vote disclosure service. In determining whether, and, if so, how to vote proxies Holland Capital considers the Glass recommendations, among other matters.

Special Considerations

Accounts Subject to the Employee Retirement Income Securities Act of 1974 ("ERISA")

The Department of Labor's Interpretive Bulletin 94-2, 29 CFR 2509.94-2, discusses the voting of proxies appurtenant to shares of a corporation's stock that is held by or for an employee benefit plan that is subject to ERISA. With respect to such plans for which Holland Capital serves as an investment manager, Holland Capital will act in a manner consistent with its responsibilities: the duty of loyalty, prudence, compliance with the plan and the duty to avoid prohibited transactions. In particular, where the named fiduciary of the plan has reserved to itself (or to another fiduciary in accordance with the plan document) the right to direct the voting of some or all proxies, Holland Capital will deliver to such fiduciary all such proxy materials for exercise by that plan fiduciary. Where the named fiduciary has not reserved such voting right but has expressly conditioned Holland Capital's engagement as investment manager upon compliance with a statement of investment policy that includes policies on proxy voting, Holland Capital will vote the proxies for shares in the plan's accounts managed by Holland Capital in a manner consistent with such policies except to the extent Holland Capital determines that adherence to such policies would violate its fiduciary duties under ERISA. Holland Capital’s decision to vote proxies for an ERISA client will take into account the effect that the plan’s vote, either by itself or together with other votes, is expected to have on the value of the plan’s investment and whether this expected effect would outweigh the cost of voting, particularly with regard to non-U.S. securities.

Holland Capital will maintain accurate records of its voting of shares of stock held for such plans and will make such records or extracts thereof available to plan administrators and fiduciaries upon request.

The above policies regarding proxy voting for ERISA plans will take precedence over the following general proxy voting guidelines in the event of any conflict between them.

Mutual Funds

Holland Capital will vote the proxies of securities held by mutual funds to which it acts as an adviser or sub-advisor in accordance with the requirements of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940. The proxies of companies in the portfolio are subject to applicable investment restrictions of the fund and will be voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.

Availability and Disclosure

Holland Capital provides clients with a copy of its policies and procedures upon request, with the provision that they may be updated from time to time. Form ADV, Part II specifies how clients can obtain information from the adviser on how the client’s proxies were voted. Holland Capital may make this information available periodically to a client upon request and in a manner appropriate to the nature of its advisory business. Unless otherwise directed by a client, Holland Capital’s policy is not to disclose to third parties how it voted a client’s proxy.

Proxy Voting Committee

Holland Capital has established the Investment Policy Committee ("IPC"). The IPC consists of Holland Capital's equity investment analysts ("Analysts"), its portfolio managers and its Chief Investment Officer, who chairs the IPC. The IPC is responsible for implementing these Proxy Voting Policies and Procedures; the Chief Compliance Officer is responsible for overseeing their periodic review and revision. The IPC intends to review these Proxy Voting Policies and Procedures no less frequently than annually.

General Procedures

Holland Capital’s Client Service department ("Client Service") is responsible for administering the proxy voting process. ISS Governance is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion.

The firm’s IPC is responsible for reviewing proxy votes on securities held in advisory clients’ accounts. The IPC makes all decisions regarding the purchase and sale of securities for clients’ portfolios. Since equity accounts are generally managed using the same investment philosophy and process, most accounts hold the same securities. Votes cast for the same security held in multiple advisory clients’ accounts will generally be voted the same unless there would be a conflict with the client’s goals, objectives, and/or directives. This could result in a different vote cast for the same security held in multiple clients’ accounts.

Client Service works with ISS Governance and Glass to ensure that all meeting notices and proxy matters are communicated to the Analysts and Portfolio Managers for consideration pursuant to these Guidelines. Analysts and Portfolio Managers are provided with copies of the proxy statements.

A primary factor used in determining whether to invest or continue an investment in a particular issuer's securities is the quality of that company's management. Therefore, all other things being equal, the recommendations of management on any proxy matter will be given significant consideration of how to vote that proxy.

Although reliance is placed on the Guidelines in casting votes, each proxy issue is considered on a case-by-case basis. Instances may occur where a proxy vote will be inconsistent with the recommendations of Management and Glass. Additionally, the proxies and related proxy issues generally vary among companies, so votes may vary from company to company. After detailed analysis, vote recommendations are communicated by the Analyst and/or Portfolio Manager to the IPC which reviews the final vote decision. Generally proxies are voted consistent with the Guidelines, and Client Service is instructed to vote all proxies accordingly, unless the IPC indicates otherwise. The IPC, and each Analyst and Portfolio Manager is responsible for monitoring proxy proposals for issuers in their respective research coverage areas and of notifying Client Service of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the Analyst and/or Portfolio Manager will submit a recommendation to the IPC which will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the IPC generally will vote consistent with the Guidelines.

Holland Capital will attempt to process every proxy vote it receives. There may be instances where Holland Capital may not be given enough time to process a proxy vote. For example, Holland Capital, through no fault of its own, may receive a meeting notice too late to act or may be unable to obtain a timely translation so it could vote the shares. Client Service will reconcile proxies received against holdings on the record date over which the adviser has voting authority to ensure that all shares held on the record date and for which a voting obligation exists, are voted.

Holland Capital reserves the right to request a client to vote their shares themselves. For example, such requests may be made in situations where the client has represented to Holland Capital that their position on a particular issue differs from Holland Capital’s position.

Conflicts of Interest

From time-to-time Holland Capital may have conflicts related to proxy voting. As a matter of policy, Holland Capital’s portfolio managers, analysts and other Holland Capital officers and employees will not be influenced by outside sources whose interests conflict with the interests of clients. Any such person who becomes aware of a material conflict between the interests of a client and the interests of Holland Capital relating to a particular proxy vote shall immediately disclose that conflict to the IPC. The IPC is responsible for monitoring and resolving such conflicts, as discussed below. Examples of potential conflicts of interest include:

Business Relationships. A proxy voting proposal relating to a company or other persons with which Holland Capital has a material business relationship may cause a conflict if failure to vote in a manner favorable to such company or other persons could harm Holland Capital’s relationship with that company. One example is where Holland Capital is or seeks to be appointed manager of a company's pension plan and would be looked to by the company and its officers to vote in favor of all of management's proposals and against those opposed by management.

Personal or Familial Relationships. A proxy voting proposal relating to a company or situation where Holland Capital, or an officer or employee of Holland Capital, or an affiliate has a personal or familial relationship, e.g., spouse, close personal friend or family relative, with one or more present or prospective directors of that company, may cause a conflict of interest.

In the event the IPC, an Analyst, or Portfolio Manager identifies a material conflict of interest relating to a particular proxy proposal, the affected Analyst or Portfolio Manager will be required to recuse himself or herself from the proxy voting process, and the IPC will be responsible for reviewing the proposal and determining the vote. In all instances, the Analyst or Portfolio Manager will be required to provide the IPC with a written recommendation as to how the proxy should be voted and the rationale for such recommendation. In addition, the Analyst or portfolio manager will disclose to the IPC in writing any contact he or she has had with persons outside of Holland Capital regarding the proxy issue. The IPC will review the Analyst’s or portfolio manager’s voting recommendation and all relevant facts and circumstances and determine how the proxy should be voted. If the IPC believes the application of the Guidelines is not in the best interests of clients, the IPC may vote contrary to the Guidelines, and it will document its voting rationale.

Recordkeeping

As required by Rule 204-2c of the Advisers Act, Holland Capital retains records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Holland Capital regarding votes cast contrary to the Guidelines. In addition, any document prepared by Holland Capital that is material to a proxy voting decision such as the Proxy Voting Policies and Procedures, Proxy Voting Guidelines, IPC materials and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for a minimum of 5 years, the first 2 years at Holland Capital's office.

*	*	*

EXHIBIT A

Holland Capital Proxy Voting Guidelines

The following is a summary of Holland Capital’s proxy voting guidelines that set forth what the IPC will follow as a general matter, particularly in the cases of conflicts of interests between those of Holland Capital and the client. Holland Capital has engaged Glass Lewis & Co. (“Glass”) a proxy voting and research service, to assist in the voting of proxies by making proxy voting recommendations to Holland Capital. Glass provides detailed guidance and models for many issues that are decided on a case-by-case basis.

General Philosophy

Routine Matters/Corporate Administrative Items. After an initial review, the adviser will generally vote with management on routine matters related to the operation of the company and not expected to have a significant impact on the company and/or the shareholders.

Potential for Major Economic Impact. The adviser reviews and analyzes on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. The adviser reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

1.	Board of Directors

Director Nominees in Uncontested Elections

•

In uncontested board elections, Holland Capital will generally vote in favor of management's directors because Holland Capital believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. Nonetheless, votes on director nominees will be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board and committee meetings, long-term company performance and stock price.

Classification/Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•	Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

•	Vote, on a CASE-BY-CASE basis, on shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

•	Vote FOR shareholder proposals asking that at least two-thirds of directors be independent.

•

Vote FOR shareholder proposals asking that board audit, compensation, governance and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.	Auditor Ratification

•

Generally support management’s choice of auditor proposed by an audit committee of independent directors except when the auditor’s independence or audit integrity has been compromised or unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.

•

There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is some other concern regarding the performance of the auditor in carrying out its duties to shareholders or potential conflicts of interest.

3.	Shareholder Rights

Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

Cumulative Voting

•	Vote FOR proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

•

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5.	Poison Pills (Shareholder Rights Plans)

•

Although we typically recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, poison pills must be decided on a CASE-BY-CASE basis.

6.	Mergers and Corporate Restructurings

•	Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals

•

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

8.	Capital Structure

Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

9.	Executive and Director Compensation

•	Votes with respect to compensation and equity-based compensation plans shall be determined on a CASE-BY-CASE basis.

Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis.

Employee Stock Purchase Plans

•

Votes on employee stock purchase plans will be determined on a CASE-BY-CASE basis by reviewing whether or not the specific components of the plan are reasonable and whether the company’s use of equity in its compensation plans generally is reasonable when compared with peers and when compared with the performance of the business.

Shareholder Proposals on Compensation

•

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

•

In general, the IPC will vote on a CASE-BY-CASE basis. While a wide variety of factors goes into each analysis, the overall principal guiding all vote decisions focuses on how the proposal will enhance the economic value of the company.

*       **

PART C.	OTHER INFORMATION

Item 23.	Exhibits

(a)(1)	Certificate of Trust and Agreement and Declaration of Trust of The Holland Trust.[1]

(a)(2)	Certificate of Amendment of the Certificate of Trust and Revised Agreement and Declaration of Trust of The Lou Holland Trust.[2]

(b)	Revised By-Laws of The Lou Holland Trust as Amended and Restated.[6]

(c)	Specimen Certificate of Share of the Growth Fund.[2]

(d)	Investment Management and Administration Agreement by and between The Lou Holland Trust and Holland Capital Management LLC.[7]

(e)	Distribution Agreement by and among The Lou Holland Trust, Holland Capital Management LLC and Foreside Distribution Services, L.P. [8]

(e)(1)	Waiver of Certain Distribution Fees[8]

(f)	Not applicable.

(g)	Custody Agreement between The Lou Holland Trust and U.S. Bank, N.A.[4]

(g)(1)	Amendment to the Custody Agreement between The Lou Holland Trust and U.S. Bank, N.A.[5]

(g)(2)	Amendment to the Custody Agreement between The Lou Holland Trust and U.S. Bank, N.A.[7]

(h)(1)	Transfer Agent Servicing Agreement between The Lou Holland Trust and U.S. Bancorp Fund Services, LLC.[4]

(h)(1)(a)	Amendment to the Transfer Agent Servicing Agreement between The Lou Holland Trust and U.S. Bancorp Fund Services, LLC.[5]

(h)(2)	Fund Accounting and Administration Services Agreement between The Lou Holland Trust and Jackson Fund Services. [5]

(h)(3)	Expense Limitation Agreement by and between The Lou Holland Trust and Holland Capital Management LLC. [7]

(h)(3)(a)	Amendment to Expense Limitation Agreement[8]

(h)(4)	The Lou Holland Trust Power of Attorney[8]

(i)	Opinion and Consent of Katten Muchin & Zavis regarding the legality of the securities being registered. [2]

(j)(1)	Consent of Deloitte & Touche LLP.[8]

(j)(2)	Consent of Seyfarth Shaw LLP.[8]

(k)	Not applicable.

(l)	Share Subscription Agreement by and between Holland Capital Management and The Holland Trust.[3]

(m)	Not applicable.

(n)	Not applicable.
(o)	Reserved.
(p)(1)	The Lou Holland Trust Code of Ethics. [8]

(p)(2)	Code of Ethics of Holland Capital Management LLC. [8]

1 Incorporated herein by reference to registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 13, 1996.

2 Incorporated herein by reference to Pre-Effective Amendment No. 1 to registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 22, 1996.

3 Incorporated herein by reference to Post-Effective Amendment No. 1 to registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 22, 1996.

4 Incorporated herein by reference to Post-Effective Amendment No. 14 to registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 3, 2005.

5 Incorporated herein by reference to Post-Effective Amendment No. 16 to registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 26, 2006.

6 Incorporated herein by reference to Post-Effective Amendment No. 18 to registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 29, 2008.

7 Incorporated herein by reference to Post-Effective Amendment No. 19 to registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 29, 2008.

8 Filed herewith.

Item 24.	Persons Controlled by or under Common Control with the Fund.

None.

Item 25.	Indemnification

Reference is made to the registrant's By-Laws (Article VI) filed herewith as Exhibit (b) to this registration statement. The Trust's By-Laws provide that the registrant will indemnify its Trustees and Officers, employees, and other agents to the extent permitted or required by Delaware law. The By-Laws require that either a majority of the Trustees who are neither “interested persons” of the Trust (as that term is defined by the 1940 Act) nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

Indemnification may not be made if the Trustee or Officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office (“Disabling Conduct”). The means of determining whether indemnification shall be made are (i) a final decision by a court or other body before whom the proceeding is brought that the Trustee or Officer was not liable by reason of Disabling Conduct, or (ii) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the Trustee or Officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of Trustees who are neither interested persons (as defined in the 1940 Act) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the Trustee or officer agrees to repay the advance (if it is determined that the Trustee or Officer is not entitled to the indemnification) and one of three other conditions is satisfied: (i) the Trustee or Officer provides security for his of her agreement to repay; (ii) the registrant is insured against loss by reason of lawful advances; or (iii) the Trustees who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the Trustee or Officer will be found entitled to indemnification.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Trustees, Officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of the Investment Adviser.

Certain information pertaining to business and other connections of the Investment Adviser is hereby incorporated by reference to the section of the Prospectus captioned “How the Trust is Managed” and to the section of the Statement of Additional Information captioned “Investment Advisory and Other Services.” Set forth below is a list of each Director and Officer of the Investment Adviser indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of Director, Officer, Partner, or Trustee. The principal business address of each individual listed in the table below is One North Wacker Drive, Suite 700, Chicago, IL 60606.

Name	Position with the Investment Adviser	Other Business or Connection
Louis A. Holland	Retired Founder; Former Founding Partner, Investment Strategist, Chief Investment Officer, Managing Partner	None
Catherine E. Lavery	Managing Director and Chief Administrative Officer; Former Managing Partner	None
Monica L. Walker, CPA	President, Chief Investment Officer – Equity; Former Managing Director, Managing Partner and Portfolio Manager	None
Laura J. Janus, CFA	Managing Director, Chief Investment Officer – Fixed Income; Former Managing Partner and Portfolio Manager	None
Susan M. Chamberlain	Chief Compliance Officer	None

Item 27.	Principal Underwriters.

(a)        Foreside Distribution Services, L.P. (“Foreside” or the “Distributor”) acts as principal underwriter for the following investment companies:

American Independence Funds Trust

The Bjurman, Barry Funds

Commonwealth International Series Trust

The Coventry Group

First Funds

Greenwich Advisors Trust

HSBC Advisor Funds Trust

HSBC Investor Funds

Pacific Capital Funds

IVA Fiduciary Trust

Northern Lights Fund Trust

The Lou Holland Trust

The Thirty-Eight Hundred Fund, LLC

Unified Series Trust

Vintage Mutual Funds, Inc.

(b)        Foreside is registered with the U.S. Securities and Exchange Commission as a broker-dealer and is a member of the Financial Regulatory Authority or “FINRA”. Foreside’s main address is 10 High Street, Suite 302, Boston, Massachusetts 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 690 Taylor Road, Suite 150, Gahanna, Ohio 43230. Foreside is an indirect wholly-owned subsidiary of Foreside Financial Group LLC. None of the Directors or Officers of Foreside hold any position or office with the Fund.

Information about the Directors and Officers of Foreside are as follows:

Name	Address	Position with Underwriter
Mark S. Redman	690 Taylor Road, Suite 150, Gahanna, OH 43230	President and Director
Jennifer Hoopes	Three Canal Plaza, Portland, ME 04101	Secretary
Linda C. Carley	10 High Street, Suite 302, Boston, MA 02110	Chief Compliance Officer
Wayne A. Rose	10 High Street, Suite 302, Boston, MA 02110	Assistant Chief Compliance Officer
James E. (Ed) Pike	690 Taylor Road, Suite 150, Gahanna, OH 43230	Financial and Operations Principal
Richard J. Berthy	Three Canal Plaza, Portland, ME 04101	Treasurer, Vice President, Assistant Secretary and Director

(c)	Not applicable.

Item 28.	Location of Accounts and Records.

All accounts, books, and other documents required to be maintained by section 31(a) of the 1940 Act and the rules under that section are maintained by the registrant or the registrant's Investment Adviser, Holland Capital Management LLC, One North Wacker Drive, Suite 700, Chicago, IL 60606; or the registrant's Administrator, Jackson Fund Services, 225 West Wacker Drive, Suite 1200, Chicago, IL 60606; or the registrant's Transfer Agent, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53201; or the registrant's Custodian, U.S. Bank, N.A., attention Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212; or the registrant’s Distributor, Foreside Distribution Services, L.P., 10 High Street, Suite 302, Boston, MA 02110 or 690 Taylor Road, Suite 150, Gahanna, Ohio 43230.

Item 29.	Management Services.

The registrant is not a party to any management-related service contract, other than as set forth in the Prospectus or Statement of Additional Information.

Item 30.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois on the 27th day of April, 2009.

THE LOU HOLLAND TRUST

By:	/s/ Monica L. Walker
Name:	Monica L. Walker
Title:	President and Trustee
Date:	April 27, 2009

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Monica L. Walker
Monica L. Walker	President and Trustee	April 27, 2009
/s/ Laura J. Janus*
Laura J. Janus	Treasurer and Secretary	April 27, 2009
/s/ JoAnn Sannasardo Lilek*
JoAnn Sannasardo Lilek	Trustee and Chair of the	April 27, 2009
Board of Trustees
/s/ Carla S. Carstens*
Carla S. Carstens	Trustee	April 27, 2009
/s/ Abe T. Hughes II*
Abe T. Hughes II	Trustee	April 27, 2009
/s/ José L. Santillan*
José L. Santillan	Trustee	April 27, 2009
/s/ Susan Chamberlain
*By: Susan M. Chamberlain	Attorney-in-Fact	April 27, 2009

*Susan M. Chamberlain signs this document on behalf of each of the foregoing persons pursuant to the Power of Attorney filed herewith as Exhibit 23(h)(4) to this Post-Effective Amendment.

EXHIBIT INDEX

(e)	Distribution Agreement by and among The Lou Holland Trust, Holland Capital Management LLC and Foreside Distribution Services, L.P.

(e)(1)	Waiver of Certain Distribution Fees

(h)(3)(a)	Amendment to Expense Limitation Agreement

(h)(4)	The Lou Holland Trust Power of Attorney

(j)(1)	Consent of Deloitte & Touche LLP

(j)(2)	Consent of Seyfarth Shaw LLP

(p)(1)	The Lou Holland Trust Code of Ethics

(p)(2)	Code of Ethics of Holland Capital Management LLC